June 30, 2000
                       MASON STREET(SM) VARIABLE ANNUITY
               NONTAX -- QUALIFIED ANNUITIES
INDIVIDUAL RETIREMENT ANNUITIES
ROTH IRAS

                                    (PHOTO)

NORTHWESTERN MUTUAL                          THE NORTHWESTERN MUTUAL LIFE
SERIES FUND, INC. AND                        INSURANCE COMPANY
RUSSELL INSURANCE FUNDS                      720 EAST WISCONSIN AVENUE
                                             MILWAUKEE, WI 53202
                                             (414) 271-1444

                                  PROSPECTUSES

                                                             NORTHWESTERN MUTUAL

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                             Mason Street(SM) Variable Annuity
 [NORTHWESTERN MUTUAL LIFE LOGO]

                                                                   June 30, 2000
PROFILE OF THE MASON STREET (SM) VARIABLE ANNUITY CONTRACT

This Profile is a summary of some of the more important points that you should consider and know before purchasing the Contract. We describe the Contract more fully in the prospectus which accompanies this Profile. Please read the prospectus carefully.

1. THE ANNUITY CONTRACT The Contract provides a means for you, the owner, to invest on a tax-deferred basis in your choice of sixteen investment portfolios. The Contract also allows investment on a fixed basis in a guaranteed account. The Contract is issued by The Northwestern Mutual Life Insurance Company.

The Contract is intended for retirement savings or other long-term investment purposes. The Contract provides for a death benefit during the years when funds are being accumulated and for a variety of income options following retirement.

The sixteen investment portfolios are listed in Section 4 below. These portfolios bear varying amounts of investment risk. Those with more risk are designed to produce a better long-term return than those with less risk. But this is not guaranteed. You can also lose your money.

The amounts you invest on a fixed basis earn interest at a rate we declare from time to time. We guarantee principal and we guarantee the interest rate for each amount for at least one year.

You may invest in any or all of the sixteen investment portfolios. You may move money among these portfolios without charge up to 12 times per year. After that, a charge of $25 may apply. Transfers of amounts invested on a fixed basis are subject to restrictions.

During the years when funds are being paid into your Contract, known as the accumulation phase, the earnings accumulate on a tax-deferred basis. The earnings are taxed as income if you make a withdrawal. The income phase begins when you start receiving annuity payments from your Contract, usually at retirement. Monthly annuity payments begin on the date you select.

The amount you accumulate in your Contract, including the results of investment performance, will determine the amount of your monthly annuity payments.

2. ANNUITY PAYMENTS If you decide to begin receiving monthly annuity payments from your Contract, you may choose one of three payment plans: (1) monthly payments for a specified period of five to thirty years, as you select; (2) monthly payments for your life (assuming you are the annuitant), and you may choose to have payments continue to your beneficiary for the balance of ten or twenty years if you die sooner; or (3) monthly payments for your life and for the life of another person (usually your spouse) selected by you. After you begin receiving monthly annuity payments you cannot change your selection if the payments depend on your life or the life of another.

These payment plans are available to you on a variable or fixed basis. Variable means that the amount accumulated in your Contract will continue to be invested in one or more of the sixteen investment portfolios as you choose. Your monthly annuity payments will vary up or down to reflect continuing investment performance. Or you may choose a fixed annuity payment plan which guarantees the amount you will receive each month.

3. PURCHASE The minimum initial purchase payment is $50,000. Your Northwestern Mutual financial representative will help you complete a Contract application form.

4. INVESTMENT CHOICES You may invest in any or all of the following investment portfolios. All of these are described in the attached prospectuses for Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds.

Northwestern Mutual Series Fund, Inc.
   1. Small Cap Growth Stock Portfolio
   2. Aggressive Growth Stock Portfolio
   3. International Equity Portfolio
   4. Index 400 Stock Portfolio
   5. Growth Stock Portfolio
   6. Growth and Income Stock Portfolio
   7. Index 500 Stock Portfolio
   8. Balanced Portfolio
   9. High Yield Bond Portfolio
  10. Select Bond Portfolio
  11. Money Market Portfolio

Russell Insurance Funds, Inc.
   1. Multi-Style Equity Fund
   2. Aggressive Equity Fund
   3. Non-U.S. Fund
   4. Real Estate Securities Fund
   5. Core Bond Fund

You may also invest all or part of your funds on a fixed basis (the Guaranteed Interest Fund).

                                        I                                Profile

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                             Mason Street(SM) Variable Annuity
 [NORTHWESTERN MUTUAL LIFE LOGO]

5. EXPENSES The Contract has insurance and investment features, and there are costs related to them. Each year we deduct a $30 Contract fee. Currently this fee is waived if the value of your Contract is $25,000 or more.

We also deduct mortality and expense risk charges for the guarantees associated with your Contract. These charges are at the annual rate of 0.35%. We may increase these charges to a maximum rate of 0.75%. We will not increase the charges for at least five years from the date of the prospectus.

The portfolios also bear investment charges that range from an annual rate of 0.20% to 1.30% of the average daily value of the portfolio, depending on the investment portfolio you select. The following charts are designed to help you understand the charges for Contract. The first three columns show the annual expenses as a percentage of assets including the insurance charges, the portfolio charges and the total charges. Portfolio expenses are based on 1999 expenses for the portfolios. Expenses for the portfolios reflect fee waivers and expense reimbursements. The last two columns show you examples of the charges, in dollars, you would pay. The examples reflect the impact of the asset based charges and the $30 Contract fee calculated by dividing the annual Contract fees collected by the average assets of the sub-account. The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you withdraw your money at the end of year one, and at the end of year ten. Both of these examples, for both Contracts, reflect aggregate charges on a cumulative basis to the end of the 1 or 10-year period.
We do not make any changes for sales expenses. Your Northwestern Mutual agent who offers the contract represents a broker-dealer or a registered investment adviser. You will pay the broker-dealer a fee in lieu of sales commissions or you will pay a fee for investment advisory services. In either case your Northwestern Mutual agent will disclose the fees to you and receive a portion of the fees you pay.
For more detailed information, see the Expense Table which begins on page 3 of the attached prospectus for the Contracts.

                                    EXPENSES
--------------------------------------------------------------------------------

                                                       ANNUAL EXPENSES AS A PERCENTAGE OF ASSETS                  EXAMPLES:*
                                                     Total Annual         Total Annual                           Total Annual
                                                       Insurance           Portfolio      Total Annual        Charges At End of
                  Portfolio                            Charges*             Charges        Expenses*         1 Year      10 Years
---------------------------------------------------------------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock                         0.35% (0.35% + 0.00%)        1.00%           1.35%           $14          $190
  Aggressive Growth Stock                        0.35% (0.35% + 0.00%)        0.51%           0.86%           $ 9          $132
  International Equity                           0.35% (0.35% + 0.00%)        0.74%           1.09%           $11          $159
  Index 400 Stock                                0.35% (0.35% + 0.00%)        0.35%           0.70%           $ 7          $126
  Growth Stock                                   0.35% (0.35% + 0.00%)        0.43%           0.78%           $ 8          $123
  Growth and Income Stock                        0.35% (0.35% + 0.00%)        0.57%           0.92%           $ 9          $139
  Index 500 Stock                                0.35% (0.35% + 0.00%)        0.20%           0.55%           $ 6          $ 96
  Balanced                                       0.35% (0.35% + 0.00%)        0.30%           0.65%           $ 7          $108
  High Yield Bond                                0.35% (0.35% + 0.00%)        0.50%           0.85%           $ 9          $131
  Select Bond                                    0.35% (0.35% + 0.00%)        0.30%           0.65%           $ 7          $108
  Money Market                                   0.35% (0.35% + 0.00%)        0.30%           0.65%           $ 7          $108
Russell Insurance Funds, Inc.
  Multi-Style Equity                             0.35% (0.35% + 0.00%)        0.92%           1.27%           $13          $183
  Aggressive Equity                              0.35% (0.35% + 0.00%)        1.25%           1.60%           $16          $223
  Non-U.S                                        0.35% (0.35% + 0.00%)        1.30%           1.65%           $17          $239
  Real Estate Securities                         0.35% (0.35% + 0.00%)        1.15%           1.50%           $15          $204
  Core Bond                                      0.35% (0.35% + 0.00%)        0.80%           1.15%           $12          $172

* THE $30 CONTRACT FEE IS REFLECTED AS 0.00% OF THE ASSETS BASED ON ACTUAL FEES COLLECTED DIVIDED BY AVERAGE ASSETS OF THE SUB-ACCOUNT. WE MAY INCREASE THE INSURANCE CHARGES TO A MAXIMUM RATE OF 0.75%. WE WILL NOT INCREASE THE CHARGES FOR AT LEAST FIVE YEARS FROM THE DATE OF THE PROSPECTUS.

NOTE: THE MINIMUM INITIAL PURCHASE PAYMENT FOR A CONTRACT IS $50,000. THE NUMBERS ABOVE MUST BE MULTIPLIED BY 50 TO FIND THE EXPENSES FOR A CONTRACT OF MINIMUM SIZE.

Profile                                II

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                             Mason Street(SM) Variable Annuity
 [NORTHWESTERN MUTUAL LIFE LOGO]

6. TAXES A Contract may be issued as an individual retirement annuity (IRA), Roth IRA, or nontax-qualified annuity. The Contracts will be subject to certain contribution limits and/or other requirements depending on their tax classification. For Roth IRAs and nontax-qualified annuities, purchase payments are not excluded from income, while for individual retirement annuities (IRAs) they are excluded from income. In all cases, earnings on your Contract are not taxed as they accrue. If the Contract is purchased as an individual retirement annuity (IRA), the entire amount of monthly annuity payments, and any withdrawals, will generally be taxed as income. If the Contract is purchased as a ROTH IRA, certain distributions after 5 years will be tax-free. Finally, if the Contract is purchased as a nonqualified annuity, amounts withdrawn prior to the income phase will be taxed as income to the extent of earnings. During the income phase, monthly annuity payments will be considered partly a return of your investment which is not taxed and partly a distribution of earnings which is taxed as income. In all cases, a 10% federal penalty tax may apply if you make taxable withdrawals from the Contract before you reach age 59 1/2.

7. ACCESS TO YOUR MONEY You may take money out of your Contract at any time before monthly annuity payments begin. You may have to pay income tax and a tax penalty on amounts you take out.

8. PERFORMANCE The value of your Contract will vary up or down reflecting the performance of the investment portfolios you select. The chart below shows total returns for each of the investment portfolios that was in operation, and used with NML Variable Annuity Account B, during the years shown. Performance is not shown for the portfolios that have not been in operation for one calendar year. These numbers reflect the asset-based charges for mortality and expense risks, the annual Contract fees and investment expenses for each portfolio. The numbers include the annual Contract fee in the amount of 0.00%. The Contracts described in this prospectus have not been issued prior to the date of this prospectus, but the performance numbers have been calculated based on the actual performance of the investment portfolios and the expense charges for the Contracts. Past performance does not guarantee future results.

                                  PERFORMANCE
--------------------------------------------------------------------------------

                                                                                CALENDAR YEAR
                PORTFOLIO                    1999     1998     1997     1996     1995     1994     1993     1992    1991     1990
---------------------------------------------------------------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
  Aggressive Growth Stock                    43.78%    7.09    13.37    17.19    38.70     4.95    18.60    5.49    55.07      NA
  International Equity                       22.90%    4.37    11.80    20.49    14.08     -.53       NA     NA        NA      NA
  Growth Stock                               22.49%   26.15    29.30    20.38    30.26       NA       NA     NA        NA      NA
  Growth and Income Stock                     7.48%   22.61    29.47    19.45    30.56       NA       NA     NA        NA      NA
  Index 500 Stock                            20.91%   28.17    32.63    22.22    36.66      .76     9.29    6.80    29.00      NA
  Balanced                                   11.20%   18.37    20.99    12.96    25.85     -.45     9.11    4.87    23.40     .61
  High Yield Bond                            -0.46%   -2.27    15.35    19.25    16.28       NA       NA     NA        NA      NA
  Select Bond                                -1.02%    6.61     8.99     2.87    18.59    -3.25     9.86    6.53    16.37    7.86
  Money Market                                5.10%    4.97     5.02     4.83     5.37     3.61     2.41    2.90     5.24    7.57

--------------------------------------------------------------------------------

9. DEATH BENEFIT If you die before age 75, and before monthly annuity payments begin, your beneficiary will receive a death benefit. The amount will be the value of your Contract or, if greater, the amount you have paid in. We offer an enhanced death benefit at extra cost. We increase the enhanced death benefit on each Contract anniversary, up to age 80, if the Contract value has increased. The death benefit will be adjusted, of course, for any purchase payments or withdrawals you have made. The death benefit may be paid as a lump sum, or your beneficiary may select a monthly annuity payment plan, or the Contract may be continued in force with a contingent annuitant.

                                       III                               Profile

                                               The Northwestern Mutual Life
                                                     Insurance Company
                                             Mason Street(SM) Variable Annuity
 [NORTHWESTERN MUTUAL LIFE LOGO]

10. OTHER INFORMATION

FREE LOOK. If you return the Contract within ten days after you receive it (or whatever period is required in your state), we will send your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment.

AVOID PROBATE. In most cases, when you die, your beneficiary will receive the full death benefit of your Contract without going through probate.

AUTOMATIC DOLLAR-COST AVERAGING. With our Dollar-Cost Averaging Plan, you can arrange to have a regular amount of money ($100 minimum) automatically transferred from the Money Market Portfolio into the portfolio or portfolios you have chosen on a monthly or quarterly basis.

ELECTRONIC FUNDS TRANSFER (EFT). Another convenient way to invest using the dollar-cost averaging approach is through our EFT plan. These automatic withdrawals allow you to add to the portfolio(s) within your nontax-qualified Contract on a regular monthly basis through payments drawn directly on your checking account.

SYSTEMATIC WITHDRAWAL PLAN. You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem accumulation units to generate monthly payments. Of course you may have to pay taxes on amounts you receive.

AUTOMATIC REQUIRED MINIMUM DISTRIBUTIONS. For IRAs, you can arrange for annual required minimum distributions to be sent to you automatically once you turn age 70 1/2.

PORTFOLIO REBALANCING. To help you maintain your asset allocation plan over time we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis, back to the allocation percentages you have selected.

INTEREST SWEEPS. If you select this service we will automatically sweep or transfer interest from the Guaranteed Interest Fund to any combination of variable investment options. Interest earnings can be swept monthly, quarterly, semi-annually or annually.

NORTHWESTERN MUTUAL EXPRESS. 1-800-519-4665. Get up-to-date information about your nontax-qualified Contract at your convenience with your Contract number and your Personal Identification Number (PIN). Call toll-free to review contract values and unit values, transfer among portfolios, change the allocation and obtain fund performance information.

INTERNET. For information about Northwestern Mutual, visit us on our Website. Included are daily unit values, fund performance information and, for nontax-qualified Contracts that you own, access to current values.

                           WWW.NORTHWESTERNMUTUAL.COM

THESE FEATURES MAY NOT BE AVAILABLE IN ALL STATES AND MAY NOT BE SUITABLE FOR YOUR PARTICULAR SITUATION.

11. INQUIRIES  If you need more information, please contact us at:

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, 720 EAST WISCONSIN AVENUE, MILWAUKEE, WISCONSIN 53202; 1-888-455-2232.

Profile                                IV

PROSPECTUS

MASON STREET (SM) VARIABLE ANNUITY

This prospectus describes an individual variable annuity contract (the "Contract") offered by The Northwestern Mutual Life Insurance Company ("Northwestern Mutual").

We offer the Contract for use in these situations:

- Traditional Individual Retirement Annuities (IRAs).

- Roth IRAs.

- Other situations that do not qualify for special tax treatment.

We use NML Variable Annuity Account B (the "Account") to keep the money you invest separate from our general assets. The money in the Account is invested in the eleven portfolios of Northwestern Mutual Series Fund, Inc. and the five Russell Insurance Funds. You select the Portfolios or Funds in which you want to invest. Northwestern Mutual Series Fund, Inc.: Small Cap Growth Stock, Aggressive Growth Stock, International Equity, Index 400 Stock, Growth Stock, Growth and Income Stock, Index 500 Stock, Balanced, High Yield Bond, Select Bond, Money Market. Russell Insurance Funds: Multi-Style Equity, Aggressive Equity, Non-U.S., Real Estate Securities, Core Bond.

The Account has 16 Divisions that correspond to the 11 Portfolios and 5 Funds in which you may invest. The Contract also permits you to invest on a fixed basis, at rates that we determine. This prospectus describes only the Account and the variable provisions of the Contract except where there are specific references to the fixed provisions.

This prospectus is a concise description of the information you should know before you buy a Contract. We have filed additional information about the Contract with the Securities and Exchange Commission in a Statement of Additional Information. We incorporate the Statement of Additional Information into this prospectus by reference. We will send you the Statement of Additional Information without charge if you write to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, or call us at Telephone Number (414) 271-1444. You will find the table of contents for the Statement of Additional Information following page 16 of this prospectus.

This prospectus is valid only when accompanied by the current prospectuses for Northwestern Mutual Series Fund, Inc. and Russell Insurance Funds which are attached to this prospectus. You should retain this prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus and the Statement of Additional Information is June 30, 2000.

                                        1                             Prospectus

CONTENTS FOR THIS PROSPECTUS

                                                       PAGE
                                                       ----
  PROSPECTUS.........................................    1
    Mason Street(SM) Variable Annuity................    1
  INDEX OF SPECIAL TERMS.............................    3
  EXPENSE TABLE......................................    3
  THE COMPANY........................................    4
  NML VARIABLE ANNUITY ACCOUNT B.....................    5
  THE FUNDS..........................................    5
  THE CONTRACT.......................................    5
    Purchase Payments Under the Contract.............    5
       Amount and Frequency..........................    5
       Application of Purchase Payments..............    6
    Net Investment Factor............................    6
    Benefits Provided Under the Contract.............    6
       Withdrawal Amount.............................    6
       Death Benefit.................................    7
       Maturity Benefit..............................    8
    Variable Payment Plans...........................    8
       Description of Payment Plans..................    8
       Amount of Annuity Payments....................    8
       Assumed Investment Rate.......................    8
    Additional Information...........................    9
       Transfers Between Divisions and Payment
         Plans.......................................    9
       Owners of the Contract........................    9
  Deferment of Benefit Payments......................   10
       Dividends.....................................   10
       Voting Rights.................................   10

                                                       PAGE
                                                       ----
       Substitution and Change.......................   10
       Fixed Annuity Payment Plans...................   10
       Performance Data..............................   11
       Financial Statements..........................   11
  THE GUARANTEED INTEREST FUND.......................   11
  FEDERAL INCOME TAXES...............................   12
    Qualified and Nontax-Qualified Plans.............   12
    Contribution Limitations and General Requirements
       Applicable to Contract........................   12
       Traditional IRA...............................   12
       Roth IRA......................................   12
       Nontax-qualified Contract.....................   13
    Taxation of Contract Benefits....................   13
       IRAs,.........................................   13
       Roth IRAs.....................................   13
       Nonqualified Contracts........................   13
       Premature Withdrawals.........................   14
       Minimum Distribution Requirements.............   14
    Taxation of Northwestern Mutual..................   14
    Other Considerations.............................   14
  DEDUCTIONS.........................................   15
  Mortality Rate and Expense Risk Charges............   15
       Contract Fee..................................   15
       Enhanced Death Benefit Charge.................   15
       Premium Taxes.................................   15
       Expenses for the Portfolios and Funds.........   16
  DISTRIBUTION OF THE CONTRACT.......................   16

THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION APPEARS ON THE
                   PAGE FOLLOWING PAGE 16 OF THIS PROSPECTUS.

Prospectus                              2

INDEX OF SPECIAL TERMS

The following special terms used in this prospectus are discussed at the pages indicated.

                    TERM                         PAGE
                    ----                         ----
Accumulation Unit............................      6
Annuity (or Annuity Payments)................      8
Net Investment Factor........................      6
Payment Plans................................      8

                    TERM                         PAGE
                    ----                         ----
Annuitant....................................     10
Maturity Date................................      8
Owner........................................      9
Withdrawal Amount............................      6

--------------------------------------------------------------------------------
EXPENSE TABLE

TRANSACTION EXPENSES FOR CONTRACTOWNERS
Maximum Sales Load (as a percentage of
  purchase payments).......................     None
Withdrawal Charge..........................     None
ANNUAL EXPENSES OF THE ACCOUNT
  (AS A PERCENTAGE OF ASSETS)
Current Mortality and Expense Risk Fees*...    0.35%
Maximum Mortality and Expense Risk Fees*...    0.75%
Other Expenses*............................     None
Total Current Separate Account Annual
  Expenses*................................    0.35%
Total Maximum Separate Account Annual
  Expenses*................................    0.75%
ANNUAL CONTRACT FEE
$30; waived if the Contract Value equals or
  exceeds $25,000

* WE GUARANTEE THE CURRENT MORTALITY AND EXPENSE RISK FEES FOR FIVE YEARS FROM THE DATE OF THIS PROSPECTUS. THEREAFTER, WE RESERVE THE RIGHT TO INCREASE THE MORTALITY AND EXPENSE RISK FEES TO A MAXIMUM ANNUAL RATE OF 0.75%.

Annual Expenses of the Portfolios and Funds
(as a percentage of the assets)

                                                               MANAGEMENT                 TOTAL ANNUAL EXPENSES
                                                               FEES (AFTER     OTHER         (AFTER EXPENSE
                                                               FEE WAIVER)    EXPENSES       REIMBURSEMENT)
                                                               -----------    --------    ---------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock*..................................       0.79%        0.21%              1.00%
  Aggressive Growth Stock..................................       0.51%        0.00%              0.51%
  International Equity.....................................       0.67%        0.07%              0.74%
  Index 400 Stock*.........................................       0.25%        0.10%              0.35%
  Growth Stock.............................................       0.43%        0.00%              0.43%
  Growth and Income Stock..................................       0.57%        0.00%              0.57%
  Index 500 Stock..........................................       0.20%        0.00%              0.20%
  Balanced.................................................       0.30%        0.00%              0.30%
  High Yield Bond..........................................       0.49%        0.01%              0.50%
  Select Bond..............................................       0.30%        0.00%              0.30%
  Money Market.............................................       0.30%        0.00%              0.30%
Russell Insurance Funds, Inc.*
  Multi-Style Equity.......................................       0.77%        0.15%              0.92%
  Aggressive Equity........................................       0.86%        0.39%              1.25%
  Non-U.S..................................................       0.75%        0.55%              1.30%
  Real Estate Securities...................................       0.85%        0.30%              1.15%
  Core Bond................................................       0.54%        0.26%              0.80%

------------------------------------

* For the Russell Insurance Funds (the "Fund"), the Small Cap Growth Stock Portfolio and the Index 400 Stock Portfolio (the "Portfolios"), the adviser has voluntarily agreed to waive a portion of the management fee, up to the full amount of the fee, equal to the amount by which the Fund's and Portfolios' total operating expenses exceed the amounts shown above under "Total Annual Expenses (After Expense Reimbursement)". The adviser has also agreed to reimburse the Fund and Portfolios for all remaining expenses after fee waivers which exceed the amounts shown above under that heading. Absent the fee waiver and expense reimbursement, the management fees and total annual expenses would be 0.78% and 0.93% for the Multi-Style Equity Fund; 0.95% and 1.34% for the Aggressive Equity Fund; 0.95% and 1.50% for the Non-U.S. Fund; 0.85% and 1.15% for the Real Estate Securities Fund; 0.60% and 0.86% for the Core Bond Fund; 0.79% and 1.03% for the Small Cap Growth Stock Portfolio; and 0.25% and 0.46% for the Index 400 Stock Portfolio.

                                        3                             Prospectus

EXAMPLE

You would pay the following expenses on each $1,000 investment, assuming 5% annual return:

                                                                  1          3          5          10
                                                                 YEAR      YEARS      YEARS      YEARS
                                                                 ----      -----      -----      -----
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock....................................     $14        $43        $75        $190
  Aggressive Growth Stock...................................     $ 9        $27        $48        $132
  International Equity......................................     $11        $35        $60        $159
  Index 400 Stock...........................................     $ 7        $25        $44        $126
  Growth Stock..............................................     $ 8        $25        $43        $123
  Growth and Income Stock...................................     $ 9        $29        $51        $139
  Index 500 Stock...........................................     $ 6        $18        $31        $ 96
  Balanced..................................................     $ 7        $21        $36        $108
  High Yield Bond...........................................     $ 9        $27        $47        $131
  Select Bond...............................................     $ 7        $21        $36        $108
  Money Market..............................................     $ 7        $21        $36        $108
Russell Insurance Funds, Inc.
  Multi-Style Equity........................................     $13        $41        $71        $183
  Aggressive Equity.........................................     $16        $52        $91        $223
  Non-U.S...................................................     $17        $56        $98        $239
  Real Estate Securities....................................     $15        $47        $82        $204
  Core Bond.................................................     $12        $38        $66        $172

NOTE: THE MINIMUM INITIAL PURCHASE PAYMENT FOR A CONTRACT IS $50,000. YOU MUST MULTIPLY THE NUMBERS ABOVE BY 50 TO FIND THE EXPENSES FOR A CONTRACT OF MINIMUM SIZE.

The purpose of the table above is to assist a Contract Owner in understanding the expenses paid by the Account and the Portfolios and Funds and borne by investors in the Contracts. We guarantee the current mortality and expense risk charges for five years from the date of this prospectus. Thereafter, we reserve the right to increase the mortality and expense risk charges to a maximum annual rate of 0.75%. The $30 annual Contract fee is reflected as 0.00% based on estimated annual contract fees we will collect divided by the estimated corresponding average assets of the Division. The Contract provides for charges for transfers between the Divisions of the Account and for premium taxes, but we are not currently making such charges. See "Transfers Between Divisions and Payment Plans", p. 9 and "Deductions", p. 15, for additional information about expenses for the Contract. The expenses shown in the table for the Portfolios and Funds show the annual expenses for each, as a percentage of their average net assets, based on 1999 operations for the Portfolios and their predecessors and the Funds. Expenses for each of the Russell Insurance Funds, and for the Small Cap Growth Stock Portfolio and the Index 400 Stock Portfolio, reflect fee waivers and expense reimbursements that the advisers have voluntarily agreed to make for the year 2000. These may be changed at any time thereafter without notice. Absent the fee waivers and expense reimbursements the expenses would be higher. See the disclosure at the bottom of page 3.

The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown, subject to the guarantees of the Contract.
--------------------------------------------------------------------------------
THE COMPANY

The Northwestern Mutual Life Insurance Company was organized by a special act of the Wisconsin Legislature in 1857. It is the nation's fifth largest life insurance company, based on total assets in excess of $85 billion on December 31, 1999, and is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Northwestern Mutual sells life and disability income insurance policies and annuity contracts through its own field force of approximately 6,000 full time financial representatives. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

"We" in this prospectus means Northwestern Mutual.

Prospectus                              4

NML VARIABLE ANNUITY ACCOUNT B

We established the Account on February 14, 1968 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Account has sixteen Divisions. The money you invest to provide variable benefits under your Contract is placed in one or more of the Divisions as you direct.

Under Wisconsin law, the investment operations of the Account are kept separate from our other operations. The values for your Contract will not be affected by income, gains or losses for the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Account for your Contract will determine the value of your Contract benefits and will not affect the rest of our business. The assets in the Account are reserved for you and other Contract owners, although the assets belong to us and we do not hold the assets as a trustee. We and our creditors cannot reach those assets to satisfy other obligations until our obligations under your Contract have been satisfied. But all of our assets (except those we hold in some other separate accounts) are available to satisfy our obligations under your Contract.

--------------------------------------------------------------------------------
THE FUNDS

Northwestern Mutual Series Fund, Inc. is composed of eleven separate portfolios which operate as separate mutual funds. The portfolios are the Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio. The Account buys shares of each Portfolio at net asset value, that is, without any sales charge.

Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned subsidiary, is the investment adviser to the Fund. We provide the people and facilities that NMIS uses in performing its investment advisory functions, and we are a party to the investment advisory agreement. We and NMIS also perform certain administrative functions and act as co-depositors of the Account. NMIS has retained J.P. Morgan Investment Management, Inc. and Templeton Investment Counsel, Inc. under investment sub-advisory agreements to provide investment advice to the Growth and Income Stock Portfolio and the International Equity Portfolio.

The Russell Insurance Funds include five separate portfolios which operate as separate mutual funds. These are the Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund and Core Bond Fund. The Account buys shares of each of the Russell Insurance Funds at net asset value, that is, without any sales charge.

--------------------------------------------------------------------------------
THE CONTRACT

PURCHASE PAYMENTS UNDER THE CONTRACT

AMOUNT AND FREQUENCY A purchase payment is the money you give us to pay for your Contract. You may make purchase payments monthly, quarterly, semiannually, annually or on any other frequency acceptable to us.

The minimum initial purchase payment is $50,000. The minimum amount for each subsequent purchase payment is $25. Minimum amounts for payments by preauthorized check depend on payment frequency. We will accept larger purchase payments than due, or payments at other times, but total purchase payments under any Contract may not exceed $5,000,000 without our consent.

                                        5                             Prospectus

Purchase payments may not exceed the applicable federal income tax limits. (See "Federal Income Taxes", p. 12.)

APPLICATION OF PURCHASE PAYMENTS We credit your purchase payments, less any premium taxes for which we make a deduction, to the Account and allocate them to one or more Divisions as you direct. We then invest those assets in shares of the Portfolio or Fund which corresponds to that Division.

We apply purchase payments to provide "Accumulation Units" in one or more Divisions. Accumulation Units represent your interest in the Account. The number of Accumulation Units you receive for each purchase payment is determined by dividing the amount of the purchase payment to be allocated to a Division by the value of an Accumulation Unit in that Division, based upon the next valuation of the assets of the Division we make after we receive your purchase payment at our Home Office. Receipt of purchase payments at a lockbox facility we have designated will be considered the same as receipt at the Home Office. We value assets as of the close of trading on the New York Stock Exchange for each day the Exchange is open, and at any other time required by the Investment Company Act of 1940.

The number of your Accumulation Units will be increased by additional purchase payments or transfers into the Account and decreased by withdrawals or transfers out of the Account. The investment experience of the Account does not change the number (as distinguished from the value) of your Accumulation Units.

The value of an Accumulation Unit in each Division varies with the investment experience of the Division (which in turn is determined by the investment experience of the corresponding Portfolio or Fund). We determine the value by multiplying the value on the immediately preceding valuation date by the net investment factor for the Division. The net investment factor takes into account the investment experience of the Portfolio or Fund, the deduction for mortality and expense risks we have assumed and a deduction for any applicable taxes or for any expenses resulting from a substitution of securities. (See "Net Investment Factor", below.) Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Units. That value may be less than, equal to, or more than the cumulative net purchase payments you have made.

You may direct all or part of a purchase payment to the Guaranteed Interest Fund. Amounts you direct to the Guaranteed Interest Fund will be invested on a fixed basis. See "The Guaranteed Interest Fund", p. 11.

NET INVESTMENT FACTOR
For each Division the net investment factor for any period ending on a valuation date is 1.000000 plus the net investment rate for the Division for that period. Under the Contract the net investment rate is related to the assets of the Division. However, since all amounts are simultaneously invested in shares of the corresponding Portfolio or Fund when allocated to the Division, calculation of the net investment rate for each of the Divisions may also be based upon the change in value of a single share of the corresponding Portfolio or Fund.

Thus, for example, in the case of the Balanced Division the net investment rate is equal to (a) the change in the net asset value of a Balanced Portfolio share for the period from the immediately preceding valuation date up to and including the current valuation date, plus the per share amount of any dividends and other distributions made by the Balanced Portfolio during the valuation period, less a deduction for any applicable taxes or for any expenses resulting from a substitution of securities, (b) divided by the net asset value of a Balanced Portfolio share on the valuation date immediately preceding the current valuation date, (c) less an adjustment to provide for the deduction for mortality rate and expense risks that we have assumed. (See "Deductions", p. 15.)

The Portfolios and Funds will distribute investment income and realized capital gains to the Account Divisions. We will reinvest those distributions in additional shares of the same Portfolio or Fund. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Account.

BENEFITS PROVIDED UNDER THE CONTRACT
The benefits provided under the Contract consist of a withdrawal amount, a death benefit and a maturity benefit. Subject to the restrictions noted below, we will pay all of these benefits in a lump sum or under the payment plans described below.

WITHDRAWAL AMOUNT On or prior to the maturity date you are entitled to withdraw the Accumulation Units credited to

Prospectus                              6
your Contract and receive the value thereof. The value, which may be either greater or less than the amount you paid is based on the Accumulation Unit value next determined after we receive your written request for withdrawal on a form we provide. The forms are available from our Home Office and our agents. You may withdraw a portion of the Accumulation Units on the same basis, except that we will not grant a partial withdrawal which would result in a Contract value of less than $2000 remaining; we will treat a request for such a partial withdrawal as a request to surrender the entire Contract. Amounts distributed to you upon withdrawal of all or a portion of Accumulation Units may be subject to federal income tax. (See "Federal Income Taxes", p. 12). A penalty tax will apply to premature payments of Contract benefits. A penalty tax of 10% of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals. Payments which are exempt from the penalty tax include payments upon disability, after age 59 1/2, for certain large medical expenses and for reimbursement of certain health insurance premiums and certain substantially equal periodic payments for life. Required minimum distributions must be taken from your IRA, after you attain age 70 1/2 or, in certain cases, retire. (See "Minimum Distribution Requirements", p. 14).

If annuity payments are being made under Payment Plan 1 the payee may surrender the Contract and receive the value of the Annuity Units credited to his Contract. Upon death during the certain period of the payee under Plan 2 or both payees under Plan 3, the beneficiary may surrender the Contract and receive the withdrawal value of the unpaid payments for the certain period. The withdrawal value is based on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See "Description of Payment Plans", p. 8).

DEATH BENEFIT

1. Amount of the Death Benefit. If the Annuitant dies before the maturity date, the death benefit will not be less than the Contract value next determined after we receive proof of death at our Home Office. If the Primary Annuitant dies before his or her 75th birthday, the death benefit, where permitted by state law, will not be less than the amount of purchase payments we received, less withdrawals. There is no death benefit after annuity payments begin. See "Maturity Benefit" and "Variable Payment Plans" below.

An enhanced death benefit is available at extra cost. Prior to the first Contract anniversary the enhanced death benefit is equal to the total purchase payments received less any amounts withdrawn. On any Contract anniversary prior to the Primary Annuitants 80th birthday, the enhanced death benefit is the Contract value on that date, but not less than what the enhanced death benefit was on the last preceding valuation date. On any other valuation date before the Primary Annuitant's 80th birthday, the enhanced death benefit will be the amount determined on the most recent Contract anniversary, plus purchase payments we receive thereafter, less withdrawals. On any valuation date on or after the Primary Annuitant's 80th birthday the enhanced death benefit will be the enhanced death benefit on the Contract anniversary immediately prior to the Primary Annuitant's 80th birthday increased by purchase payments we received and decreased by any amounts withdrawn after that Contract anniversary. We deduct the extra cost for the enhanced death benefit from the Contract value on each Contract anniversary while the enhanced death benefit is in effect. See "Enhanced Death Benefit Charge", p. 15. The enhanced death benefit is available for issue ages up to 65 and must be elected when the Contract is issued. The enhanced death benefit will remain in effect until the maturity date or the death of the Primary Annuitant or you ask us to remove it from your Contract. You cannot add it to your Contract again after it has been removed.

2. Distribution of the Death Benefit.

Owner is the Annuitant. If the Owner is the Annuitant and the Owner dies before the maturity date, the beneficiary becomes entitled to the death benefit. The beneficiary may elect to receive the death benefit in a lump sum or under a variable payment plan. The beneficiary automatically becomes the new Owner and Annuitant and the Contract continues in force. The beneficiary must take distributions from the Contract pursuant to the applicable minimum distribution requirements discussed on page 14.

Owner is not the Annuitant. If the Owner is not the Annuitant and the Annuitant dies before the maturity date, the Contingent Annuitant automatically becomes the new Annuitant and the Contract continues in force. If no Contingent Annuitant is named within 60 days after we receive proof of death of the Annuitant, we pay the death benefit to the Owner.

                                        7                             Prospectus

Adjustment of Contract Value. On the date when the death benefit becomes payable, if the Contract continues in force we will set the Contract value at an amount equal to the death benefit.

MATURITY BENEFIT Purchase payments under the Contract are payable until the maturity date specified in the Contract. You may select any date up to age 90 as the maturity date, subject to applicable tax and state law requirements, including the minimum distribution requirements (See "Minimum Distribution Requirements", p. 14). On the maturity date, if you have not elected any other permissible payment plan, we will change the maturity date to the Contract anniversary nearest the Annuitant's 90th birthday. On that date, if you have not elected any other permissible payment plan, we will pay the value of the Contract in monthly payments for life under a variable payment plan with payments certain for ten years.

VARIABLE PAYMENT PLANS
We will pay part or all of the benefits under a Contract under a variable payment plan you select. The payment plan starts on the maturity date. See "Maturity Benefit", above. Under a variable plan, you bear the entire investment risk, since we make no guarantees of investment return. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month.

For a discussion of tax considerations and limitations regarding the election of payment plans, see "Federal Income Taxes", p. 12.

DESCRIPTION OF PAYMENT PLANS  The following payment plans are available:

1. Payments for a Certain Period.   An annuity payable monthly for a specified
period of up to 30 years. If you select a payment plan which begins during the first five Contract years the minimum specified period is 10 years. If you select a payment plan which begins during the sixth Contract year or thereafter the minimum specified period is 5 years.

2. Life Annuity with or without Certain Period.   An annuity payable monthly
until the payee's death, or until the expiration of a selected certain period, whichever is later. After the payee's death during the certain period, if any, we will make payments as they come due to the designated contingent beneficiary. You may select a certain period of either 10 or 20 years, or you may choose a plan with no certain period.

3. Joint and Survivor Life Annuity with Certain Period. An annuity payable monthly for a certain period of 10 years and thereafter to two persons for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

We may limit the election of a payment plan to one that results in an initial payment of at least $50. A payment plan will continue even if payments fall to less than $50 after the payment plan begins.

From time to time we may establish payment plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other payment plans, with provisions and rates we publish for those plans.

AMOUNT OF ANNUITY PAYMENTS We will determine the amount of the first annuity payment on the basis of the particular payment plan you select, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age and sex. (A Contract with annuity payment rates that are not based on sex is also available.) We will calculate the amount of the first annuity payment on a basis that takes into account the length of time over which we expect annuity payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the payment plan involves life contingencies. The first payment will be lower if the payment plan includes a longer certain period. Variable annuity payments after the first will vary from month to month to reflect the fluctuating value of the Annuity Units credited to your Contract. Annuity Units represent the interest of the Contract in each Division of the Account after annuity payments begin.

ASSUMED INVESTMENT RATE The variable annuity rate tables for the Contract are based upon an Assumed Investment Rate of 3 1/2%. Variable annuity rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law.

The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate

Prospectus                              8
does not affect the actuarial value of the future payments as of the date when payments begin, though it does affect the actual amount which may be received by an individual Annuitant.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular payment plan, the amount of annuity payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of annuity payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of annuity payments would decrease.

A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

ADDITIONAL INFORMATION
TRANSFERS BETWEEN DIVISIONS AND PAYMENT PLANS You may change the allocation of purchase payments among the Divisions and transfer values from one Division to another both before and after annuity payments begin. In order to take full advantage of these features, you should carefully consider, on a continuing basis, which Division or apportionment is best suited to your long-term investment needs.

You may at any time change the allocation of purchase payments among the Divisions by written notice to us. Purchase payments we receive at our Home Office on and after the date on which we receive notice will be applied to provide Accumulation Units in one or more Divisions on the basis of the new allocation.

Before the effective date of a payment plan you may, upon written request, transfer Accumulation Units from one Division to another. After the effective date of a payment plan the payee may transfer Annuity Units from one Division to another. We will adjust the number of Accumulation or Annuity Units to be credited to reflect the respective value of the Accumulation and Annuity Units in each of the Divisions. For Accumulation Units the minimum amount which may be transferred is the lesser of $100 or the entire value of the Accumulation Units in the Division from which the transfer is being made. For each transfer beginning with the thirteenth in any Contract year, we may deduct a transfer fee of $25 from the amount transferred. We currently make no charge for transfers.

If you contemplate the transfer of funds from one Division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the stock and bond markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time.

You may transfer amounts which you have invested on a fixed basis to any Division of the Account, and you may transfer the value of Accumulation Units in any Division of the Account to the Guaranteed Interest Fund for investment on a fixed basis, subject to the restrictions described in the Contract. See "The Guaranteed Interest Fund", p. 11.

After the effective date of a payment plan which does not involve a life contingency (i.e., Plan 1) a payee may transfer to either form of life annuity at no charge. We will apply the value of the remaining payments to the new plan selected. We will determine the amount of the first annuity payment under the new plan on the basis of the particular plan selected, the annuity payment rate and the Annuitant's adjusted age and sex. Subsequent payments will vary to reflect changes in the value of the Annuity Units credited.

We permit other transfers between payment plans subject to such limitations as we may reasonably determine. Generally, however, we do not permit transfer from a payment plan involving a life contingency to a payment plan which does not involve the same life contingency. You may make transfers from the Money Market Division at any time while a payment plan is in force. The Contract provides that transfers between the other Divisions and transfers between payment plans may be made after the payment plan has been in force for at least 90 days and thereafter whenever at least 90 days have elapsed since the date of the last transfer. At present we permit transfers at any time but we reserve the right to change this practice in the future. We will make the transfer as of the close of business on the valuation date coincident with or next following the date on which we receive the request for transfer at our Home Office, or at a later date if you request.

OWNERS OF THE CONTRACT The Owner of the Contract has the sole right to exercise all rights and privileges under the

                                        9                             Prospectus

Contract, except as the Contract otherwise provides. The Owner is ordinarily the Annuitant, but may be an employer or other entity. The Annuitant is the person upon whose life the Contract is issued and Contract benefits depend. The Primary Annuitant is the person upon whose life the Contract is initially issued. The Contingent Annuitant is the person who becomes the Annuitant upon the death of the Annuitant. In this prospectus, "you" means the Owner or a prospective purchaser of the Contract.

DEFERMENT OF BENEFIT PAYMENTS We reserve the right to defer determination of the withdrawal value of the Contract, or the payment of benefits under a variable payment plan, until after the end of any period during which the right to redeem shares of either of the mutual funds is suspended, or payment of the redemption value is postponed, pursuant to the provisions of the Investment Company Act of 1940 because: (a) the New York Stock Exchange is closed, except for routine closings on holidays or weekends; (b) the Securities and Exchange Commission has determined that trading on the New York Stock Exchange is restricted; (c) the Securities and Exchange Commission permits suspension or postponement and so orders; (d) an emergency exists, as defined by the Securities and Exchange Commission, so that valuation of the assets of the funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the Act.

DIVIDENDS The Contract shares in our divisible surplus, to the extent we determine annually, except while payments are being made under a variable payment plan. Distributions of divisible surplus are commonly referred to as "dividends". Any contributions to our divisible surplus would result from more favorable expense experience than we have assumed in determining the deductions. We do not expect the Contract to make a significant contribution to our divisible surplus and we do not expect to pay dividends on the Contract.

VOTING RIGHTS As long as the Account continues to be registered as a unit investment trust under the Investment Company Act of 1940, and Account assets are invested in shares of the Portfolio or the Funds, we will vote the shares held in the Account in accordance with instructions we receive from the Owners of Accumulation Units or payees receiving payments under variable payment plans. Each Owner or payee will receive periodic reports relating to both of the mutual funds, proxy material and a form with which to give instructions with respect to the proportion of shares of each Portfolio or Fund held in the Account corresponding to the Accumulation Units credited to his Contract, or the number of shares of each Portfolio or Fund held in the Account representing the actuarial liability under the variable annuity payment plan, as the case may be. The number of shares will increase from year to year as additional purchase payments are paid by the Contract Owner; after a variable annuity payment plan is in effect the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received in the same proportion as the shares as for which instructions have been received.

SUBSTITUTION AND CHANGE We may take any of the following actions, so long as we comply with all of the requirements of the securities and insurance laws that may apply. A vote of Contract owners, or of those who have an interest in one or more of the Divisions of the Account, may be required. Approval by the Securities and Exchange Commission or another regulatory authority may be required. In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

1. We may invest the assets of a Division in securities of another mutual fund or another issuer, instead of the Portfolio or Fund in which you have invested, as a substitute for the shares you already have or as the securities to be purchased in the future.

2. We may operate the Account or a Division as a mutual fund itself, instead of investing its assets in a mutual fund, if our Board of Trustees decides that this would be in the best interest of our Contract owners.

3. We may deregister the Account under the Investment Company Act of 1940 if registration is no longer required.

4. We may change the provisions of the Contract to comply with federal or state laws that apply, including changes to comply with federal tax laws in order to assure that your Contract qualifies for tax benefits relating to retirement annuity or variable annuity contracts.

FIXED ANNUITY PAYMENT PLANS We will also pay Contract benefits under fixed annuity payment plans which are not described in this Prospectus. If you select a fixed annuity, we will cancel the Accumulation Units credited to your Deferred

Prospectus                             10

Contract, we will transfer the withdrawal value of the Contract to our general account, and you will no longer have any interest in the Account.

PERFORMANCE DATA We may publish advertisements containing performance data for the Divisions of the Account from time to time. These performance data may include both standardized and non-standardized total return figures, although standardized figures will always accompany non-standardized figures.

Standardized performance data will consist of quarterly return quotations, which will always include quotations for recent periods of one, five and ten years or, if less, the entire life of a Division. These quotations will be the average annual rates of return based on the minimum $50,000 initial purchase payment. The standardized performance data will reflect all applicable charges.

Non-standardized performance data may also not reflect the annual Contract fee of $30, since the impact of the fee varies by Contract size. The non-standardized data may also be for other time periods.

We will base all of the performance data on actual historical investment results for the Portfolios or Funds, including all expenses they bear. The data are not intended to indicate future performance. We may construct some of the data hypothetically to reflect expense factors for the Contracts we currently offer.

We have included additional information about the performance data in the Statement of Additional Information.

FINANCIAL STATEMENTS Financial statements of the Account and financial statements of Northwestern Mutual appear in the Statement of Additional Information.

--------------------------------------------------------------------------------
THE GUARANTEED INTEREST FUND

You may direct all or part of your purchase payments to the Guaranteed Interest Fund for investment on a fixed basis. You may transfer amounts previously invested in the Account Divisions to the Guaranteed Interest Fund, prior to the maturity date, and you may transfer amounts in the Guaranteed Interest Fund to the Account Divisions. In each case, these transfers are subject to the restrictions described in the Contract.

Amounts you invest in the Guaranteed Interest Fund become part of our general assets. In reliance on certain exemptive and exclusionary provisions, we have not registered interests in the Guaranteed Interest Fund under the Securities Act of 1933 and we have not registered the Guaranteed Interest Fund as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Fund nor any interests therein are generally subject to these Acts. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Fund. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Amounts you invest in the Guaranteed Interest Fund earn interest at rates we declare from time to time. We will guarantee the interest rate for each amount for at least one year. The interest rate will be at an annual effective rate of at least 3%. At the expiration of the period for which we guarantee the interest rate, we will declare a new interest rate. We credit interest and compound it daily. We determine the effective date for a transaction involving the Guaranteed Interest Fund in the same manner as the effective date for a transaction involving a Division of the Account.

Investments in the Guaranteed Interest Fund are subject to a maximum limit of $1,000,000 ($250,000 in New York) without our prior consent. To the extent that a purchase payment or transfer from a Division of the Account causes the Contract's interest in the Guaranteed Interest Fund to exceed this maximum limit, we will place the amount of the excess in the Money Market Division and it will remain there until you instruct us otherwise.

Transfers from the Guaranteed Interest Fund to the Account Divisions are subject to limits. After a transfer from the Guaranteed Interest Fund, we will allow no further transfers from the Guaranteed Interest Fund for a period of 365 days; in addition, we will allow no further transfers back into the Guaranteed Interest Fund for a period of 90 days. The

                                       11                             Prospectus
maximum amount that you may transfer from the Guaranteed Interest Fund in one transfer is the greater of (1) 25% of the amount that you had invested in the Guaranteed Interest Fund as of the last Contract anniversary preceding the transfer and (2) the amount of your most recent transfer from the Guaranteed Interest Fund. But in no event will this maximum transfer amount be less than $1,000 or more than $50,000. (The $50,000 limit does not apply in New York.)

The deduction for mortality rate and expense risks, as described below, is not assessed against amounts in the Guaranteed Interest Fund, and amounts in the Guaranteed Interest Fund do not bear any expenses of either of the mutual funds. Other charges under the Contract apply for amounts in the Guaranteed Interest Fund as they are described in this prospectus for amounts you invest on a variable basis. See "Deductions", p. 15. For purposes of allocating and deducting the annual Contract fee, we consider any investment in the Guaranteed Interest Fund as though it were an investment of the same amount in one of the Account Divisions.

--------------------------------------------------------------------------------
FEDERAL INCOME TAXES

QUALIFIED AND NONTAX-QUALIFIED PLANS

We offer the Contract for use under the tax-qualified plans (i.e., contributions are generally not taxable) identified below:

1. Individual retirement annuities pursuant to the provisions of Section 408 of the Code, including a traditional IRA established under Section 408(b).

2. Roth IRAs pursuant to the provisions of Section 408A of the Code.

We also offer the Contract for use in non tax-qualified situations (i.e., contributions are taxable).

CONTRIBUTION LIMITATIONS AND GENERAL
REQUIREMENTS APPLICABLE TO CONTRACT
TRADITIONAL IRA If an individual has earned income, the individual and the individual's spouse are each permitted to make a maximum contribution of $2,000 to an IRA or IRAs for their benefit for each taxable year. The $2,000 limit is reduced by contributions to any Roth IRAs of the Owner. Contributions cannot be made after age 70 1/2. Annual contributions are generally deductible unless the Owner or the Owner's spouse is an "active participant" in a plan in another qualified plan during the taxable year. If the Owner is an "active participant" in a plan, the deduction for 2000 phases out at an adjusted gross income ("AGI") of between $32,000 -- $42,000 (indexed through 2005) for single filers and between $52,000 -- $62,000 (indexed through 2007) for married individuals filing jointly. If the Owner is not an "active participant" in a plan but the Owner's spouse is, the Owner's deduction phases out at an AGI of between $150,000 -- $160,000.

The Owner may also make tax free rollover and direct transfer contributions to an IRA from the Owner's other IRAs or contracts purchased under tax qualified plans. The surviving spouse can also roll over the deceased Owner's IRA, tax deferred annuity or qualified plan to the spouse's own IRA.

An IRA is nonforfeitable and generally cannot be transferred.

ROTH IRA If an individual has earned income, the individual and the individual's spouse are each permitted to make a maximum contribution of $2,000 to a Roth IRA or IRAs for their benefit for each taxable year. The $2,000 limit is reduced by contributions to any traditional IRAs of the Owner. The maximum contribution is phased out at an adjusted gross income ("AGI") of between $95,000 and $110,000 for single filers, between $150,000 and $160,000 for married individuals filing jointly and between $0 and $10,000 for married individuals filing separately. Regular contributions to a Roth IRA are not deductible.

An IRA, SEP or SIMPLE IRA (after two years of participation in a SIMPLE IRA plan) may be rolled over or converted to a Roth IRA if the Owner has an AGI of $100,000 or less for the year (not including the rollover amount) and is not married filing a separate tax return. A rollover to a Roth IRA is fully taxable but is not subject to a 10% premature withdrawal penalty.

Prospectus                             12

NONTAX-QUALIFIED CONTRACT There are no limitations on who can purchase a nontax-qualified annuity or the amount that can be contributed to the Contract. Contributions to nontax-qualified Contracts are not deductible. For the Contract to qualify as a nontax- qualified annuity, the Contract death proceeds must be distributed to any nonspouse beneficiary either within five years of the Owner's death or as substantially periodic payments over the beneficiary's life or life expectancy commencing within one year of the Owner's death. The surviving spouse is entitled to continue deferral under the Contract.

TAXATION OF CONTRACT BENEFITS
For Contracts held by individuals, no tax is payable as a result of any increase in the value of a Contract. Except for qualified distributions from Roth IRAs, Contract benefits will be taxable as ordinary income when received in accordance with Section 72 of the Code.

IRAS As a general rule, benefits received as annuity payments or upon death or withdrawal from these contracts will be taxable as ordinary income when received.

Where nondeductible contributions are made to individual retirement annuities, the Owner may exclude from income that portion of each benefit payment which represents a return of the Owner's "investment in the contract" as defined in
Section 72 until the entire "investment in the contract" is recovered. Benefits paid in a form other than an annuity will be taxed as ordinary income when received except for that portion of the payment which represents a return of the employee's "investment in the contract." After the Owner attains age 70 1/2, a 50% penalty may be imposed on payments made from individual retirement annuities to the extent the payments are less than certain required minimum amounts. (See "Minimum Distribution Requirements", p. 14). With certain limited exceptions benefits from individual retirement annuities Contracts are subject to the tax-free roll-over provisions of the Code.

A loan transaction, using a Contract purchased under a tax-qualified plan as collateral, will generally have adverse tax consequences. For example, such a transaction destroys the tax status of the individual retirement annuity and results in taxable income equal to the Contract value.

ROTH IRAS Qualified distributions from a Roth IRA are not taxable. A qualified distribution is a distribution (1) made at least 5 years after the issuance of the Owner's first Roth IRA, and (2) made after the Owner has attained age
59 1/2, made to a beneficiary after the Owner's death, attributable to the Owner being disabled, or used to pay acquisition expenses of a qualified first time home purchase. A nonqualified distribution is taxable as ordinary income only to the extent it exceeds the "investment in the contract" as defined in Section 72. Distributions are not required to be made from a Roth IRA before the Owner's death.

A withdrawal from a Roth IRA of part or all of an IRA rollover contribution within 5 years of the rollover is subject to a 10% premature withdrawal penalty (unless an exception applies). In addition, if part or all of an IRA rollover made in 1998 is withdrawn before 1/1/2001, any taxes on the rollover deferred by proration may be accelerated. Rollover contributions are treated as withdrawn after regular contributions for this purpose.

A regular or conversion contribution to a Roth IRA can be recharacterized to an IRA in a trustee-to-trustee transfer provided the transfer includes the net income or loss allocable to the contribution and is completed by the due date for filing the Owner's federal income tax return for the year the contribution was made. The recharacterized amount will be treated for tax purposes as originally made from the IRA. Recharacterized amounts can be reconverted to a Roth IRA once each calendar year. Benefits from a Roth IRA can be rolled over or transferred directed only to another Roth IRA.

NONQUALIFIED CONTRACTS Benefits received as annuity payments from nontax-qualified Contracts will be taxable as ordinary income to the extent they exceed that portion of each payment which represents a return of the "investment in the contract" as defined in Section 72 until the entire "investment in the contract" is recovered. Benefits received in a lump sum from these Contracts will be taxable as ordinary income to the extent they exceed the "investment in the contract." A partial withdrawal or collateral assignment prior to the Maturity Date will result in the receipt of gross income by the Owner to the extent that the amounts withdrawn or assigned do not exceed the excess (if any) of the total value of Accumulation Units over total purchase payments paid under the Contract less any amounts previously withdrawn or assigned. Thus, any investment gains reflected in the Contract values are considered to be withdrawn first and are taxable as ordinary income. For

                                       13                             Prospectus

Contracts issued after October 21, 1988, investment gains will be determined by aggregating all nontax-qualified deferred Contracts we issue to the Owner during the same calendar year.

A special rule applies to certain nonqualified Contracts not held by individuals, such as Contracts purchased by corporate employers in connection with deferred compensation plans. With respect to purchase payments paid after February 28, 1986, these Contracts will not be taxed as annuity Contracts and increases in the value of the Contracts will be taxable in the year earned. One or more nontax-qualified Contracts can be wholly or partially exchanged for one or more other annuity contracts under Section 1035 of the Code without recognition of gain or loss.

PREMATURE WITHDRAWALS A penalty tax will apply to premature payments of Contract benefits. A penalty tax of 10% of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals under individual retirement annuities, Roth IRAs, and nonqualified deferred annuities. Payments which are exempt from the penalty tax include payments upon disability, after age 59 1/2 and for certain substantially equal periodic payments for life. Additional exceptions for certain large medical expenses, reimbursement of health insurance premiums paid while the Owner was unemployed, qualified education expenses and first time home purchases apply to IRAs and Roth IRAs.

MINIMUM DISTRIBUTION REQUIREMENTS All of the Contracts are required to satisfy some form of minimum distribution requirement. A 50% excise tax applies for each violation of these requirements.

1. IRAs As a general rule, the Owner of these Contracts is required to take certain distributions during the Owner's life and the beneficiary designated by the Owner is required to take the balance of the Contract value within certain specified periods following the Owner's death.

The Owner must take the first required distribution by the "required beginning date" and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be made over the life or life expectancy of the Owner or the lives or life expectancies of the Owner and the Owner's beneficiary. The required beginning date for IRAs is April 1 of the calendar year following the calendar year the Owner attains age 70 1/2.

Upon the death of the Owner, the Owner's beneficiary must take distributions under one of the following two rules.

If the Owner dies on or after the required beginning date, any remaining interest in the Contract must be distributed at least as rapidly as it was under the method of distribution in effect on the date of death. The method of distribution is determined by the age of the Owner and the beneficiary and whether their life expectancies are being recalculated each year.

If the Owner dies before the required beginning date, the Owner's entire interest must be distributed by December 31 of the calendar year containing the fifth anniversary of the Owner's death. If the Contract value is payable to a beneficiary designated by the Contract, the Contract value may be paid over the life or life expectancy of that beneficiary, provided distribution begins by December 31 of the calendar year following the year of the Owner's death. If the sole designated beneficiary is the Owner's spouse, the spouse may roll over the Contract into an IRA owned by the spouse.

2. Roth IRAs The Owner of a Roth IRA is not required to take required minimum distributions during the Owner's lifetime. However, the beneficiary designated by the Owner is required to take distributions pursuant to the minimum distribution requirements for Owners dying before the required beginning date, discussed above.

3. Nonqualified Contracts The Owner of a nontax-qualified Contract is not required to take required minimum distributions during the Owner's lifetime. However, the designated beneficiary is required to take distributions pursuant to rules similar to the at death minimum distribution requirements for IRAs.

TAXATION OF NORTHWESTERN MUTUAL
We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Account. We are currently making no charge. (See "Net Investment Factor", p. 6 and "Deductions", p. 15.

OTHER CONSIDERATIONS
You should understand that the tax rules for annuities and qualified plans are complex and cannot be readily summarized.

Prospectus                             14

The foregoing discussion does not address special rules applicable in many situations, rules governing Contracts issued or purchase payments made in past years, current legislative proposals or state or other law. We do not intend this discussion as tax advice. Before you purchase a Contract, we advise you to consult qualified tax counsel.

--------------------------------------------------------------------------------
DEDUCTIONS

We will make the following deductions:

MORTALITY RATE AND EXPENSE RISK CHARGES

Amount of Mortality Rate and Expense Risks Charges. The net investment factor (see "Net Investment Factor", p. 6) we use in determining the value of Accumulation and Annuity Units reflects a deduction on each valuation date for mortality rate and expense risks we have assumed. The deduction from Accumulation Units and Annuity Units is at a current annual rate of 0.35% of the assets of the Account. Our Board of Trustees may increase or decrease the deduction, but in no event may the deduction exceed an annual rate of 0.75%. We will not increase the deduction for mortality and expense risks for at least five years from the date of this prospectus.

Risks and Expenses. The risks we assume are (a) the risk that annuity payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected, and (b) the risk that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts. We assume these risks for the duration of the Contract. The deduction for these risks is the only expense item paid by the Account to date. The mutual funds pay expenses which are described in the attached prospectuses for the mutual funds.

The net investment factor also reflects the deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the mutual funds as described under "Substitution and Change", p. 10, and any applicable taxes, i.e., any tax liability we have paid or reserved for resulting from the maintenance or operation of a Division of the Account, other than applicable premium taxes which we may deduct directly from considerations. We do not presently anticipate that we will make any deduction for federal income taxes (see "Taxation of Northwestern Mutual", p. 14), nor do we anticipate that maintenance or operation of the Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Account or to deduct any such tax liability in the computation of the net investment factor for such Contracts.

CONTRACT FEE On each Contract anniversary prior to the maturity date we make a deduction of $30 for administrative expenses relating to a Deferred Contract during the prior year. We make the charge by reducing the number of Accumulation Units credited to the Contract. For purposes of allocating and deducting the annual Contract fee, we consider any investment in the Guaranteed Interest Fund as though it were an investment of the same amount in one of the Account Divisions. We cannot increase this charge. The charge is intended only to reimburse us for our actual administrative expenses. We currently are waiving the charge if the Contract value on the Contract anniversary is $25,000 or more.

ENHANCED DEATH BENEFIT CHARGE On each Contract anniversary on which the enhanced death benefit is in effect, we deduct from the Contract value a charge based on the amount of the enhanced death benefit on the Contract Anniversary and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the enhanced death benefit for issue age 45 or less, 0.20% for issue age 46-55, and 0.40% for issue age 56-65. This charge is for the risks we assume in guaranteeing the enhanced death benefit. We deduct the charge from the Divisions of the Account and the Guaranteed Interest Fund in proportion to the amounts you have invested.

PREMIUM TAXES The Contract provides for the deduction of applicable premium taxes, if any, from purchase payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 3.5% of total purchase payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contract. As a matter of current practice, we do not deduct premium taxes from purchase payments received under the Contract or from

                                       15                             Prospectus

Contract benefits. However, we reserve the right to deduct premium taxes in the future.

EXPENSES FOR THE PORTFOLIOS AND FUNDS The expenses borne by the Portfolios and Funds in which the assets of the Account are invested are shown in the Expense Table on page 3 of this prospectus and in the prospectuses for Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds which are attached to this prospectus.

--------------------------------------------------------------------------------
DISTRIBUTION OF THE CONTRACT

We sell the Contract through individuals who are licensed insurance agents appointed by Northwestern Mutual and are registered representatives of a broker dealer. Where state law requires, these agents will also be licensed securities salespersons. Our wholly-owned subsidiary, Northwestern Mutual Investment Services, LLC ("NMIS"), is registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers. NMIS is the distributor of the Contracts. NMIS has entered into a selling agreement with Robert W. Baird and Co. Incorporated ("Baird"), another broker/dealer which we control, and our agents who offer the Contracts will be registered representatives of Baird. Neither we nor Baird will pay commissions on sales of the Contracts, but Baird will offer the Contracts to purchasers who pay quarterly fees to Baird based on the value of the assets in their Baird accounts, including the Contracts. Baird will pay a portion of the fees to its registered representatives who sell the Contracts and provide other services to the owners of the Accounts. The Contract is also offered by Northwestern Mutual agents who are advisory representatives of registered investment advisers. The investment advisers charge fees for investment advisory services and pay a portion of those fees to the advising representatives. We may also offer the Contracts through other distribution arrangements.

Prospectus                             16

 ---------------------------------------------

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

                                                       PAGE
                                                       ----
  DISTRIBUTION OF THE CONTRACT.......................   B-2
  DETERMINATION OF ANNUITY PAYMENTS..................   B-2
    Amount of Annuity Payments.......................   B-2
    Annuity Unit Value...............................   B-2
    Illustrations of Variable Annuity Payments.......   B-3
  VALUATION OF ASSETS OF THE ACCOUNT.................   B-3
  TRANSFERABILITY RESTRICTIONS.......................   B-4
  PERFORMANCE DATA...................................   B-4
  EXPERTS............................................   B-4
  FINANCIAL STATEMENTS OF THE ACCOUNT (for the two
    years ended December 31, 1999)...................   B-5

                                                       PAGE
                                                       ----
  REPORT OF INDEPENDENT ACCOUNTANTS (for the two
    years ended December 31, 1999)...................  B-17
  FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL (for
    the three years ended December 31, 1999).........  B-18
  REPORT OF INDEPENDENT ACCOUNTANTS (for the three
    years ended December 31, 1999)...................  B-29

--------------------------------------------------------------------------------

        This Prospectus sets forth concisely the information about the Mason Street(SM) Variable Annuity that a prospective investor ought to know before investing. Additional information about the Mason Street(SM) Variable Annuity and NML Variable Annuity Account B has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from The Northwestern Mutual Life Insurance Company. To receive a copy, return the request form to the address listed below, or telephone 1-888-455-2232.
         -----------------------------------------------------------------------
            TO: The Northwestern Mutual Life Insurance Company

            Annuity and Accumulation Products Marketing Department
            Room E12J
            720 East Wisconsin Avenue
            Milwaukee, WI 53202

            Please send a Statement of Additional Information for the Mason Street(SM) Variable Annuity to:

            Name
            --------------------------------------------------------------------

            Address
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            City                              State              Zip
            ----------------------------------     --------------   ------------

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

--------------------------------------------------------------------------------

NORTHWESTERN MUTUAL

MASON STREET(SM) VARIABLE ANNUITY
Nontax-Qualified Annuities
Individual Retirement Annuities
Roth IRAs

NML VARIABLE ANNUITY ACCOUNT B

NORTHWESTERN MUTUAL SERIES FUND, INC.

RUSSELL INSURANCE FUNDS

PROSPECTUSES
Investment Company Act File Nos. 811-3990 and 811-5371
Change Service Requested

[NORTHWESTERN MUTUAL LOGO]
PO Box 3095
Milwaukee WI 53201-3095

                       STATEMENT OF ADDITIONAL INFORMATION


                           VARIABLE ANNUITY CONTRACTS
          (for Individual Retirement Annuities, Tax-Deferred Annuities
                            and Non-Qualified Plans)

                         NML VARIABLE ANNUITY ACCOUNT B
                                (the "Account"),
                        a separate investment account of
                 The Northwestern Mutual Life Insurance Company
                             ("Northwestern Mutual")


--------------------------------------------------------------------------------
     This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the prospectus for the Contract. A copy of the prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (414) 271-1444.
--------------------------------------------------------------------------------

          The Date of the Prospectus to which this Statement of Additional Information Relates is June 30, 2000.

          The Date of this Statement of Additional Information is June 30, 2000.

                          DISTRIBUTION OF THE CONTRACT

     Northwestern Mutual Investment Services, LLC ("NMIS") is the distributor of the Contract and may be considered the principal underwriter of the Contract. NMIS is a wholly-owned subsidiary of Northwestern Mutual. NMIS has entered into a selling agreement with Robert W. Baird & Co. Incorporated ("Baird"), a broker-dealer controlled by Northwestern Mutual. NMIS may enter into selling agreements with other affiliated and unaffiliated broker-dealers to distribute the Contract. The offering will be continuous. No Contracts have been issued prior to the date of statement of Additional Information.

                        DETERMINATION OF ANNUITY PAYMENTS

     The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: "Variable Payment Plans", p. 7, including "Description of Payment Plans", p. 7, "Amount of Annuity Payments", p. 8, and "Assumed Investment Rate", p. 8; "Dividends", p. 9; "Net Investment Factor", p. 6; and "Deductions", p. 13.

     AMOUNT OF ANNUITY PAYMENTS The amount of the first annuity payment under a variable Payment Plan will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age and sex. The amount of the first payment is the sum of the payments from each Division of the Account determined by applying the appropriate annuity payment rate to the product of the number of Accumulation Units in the Division on the effective date of the Payment Plan and the Accumulation Unit value for the Division on that date. Annuity rates currently in use are based on the 1983 a Table with Projection Scale G and age adjustment.

     Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. After the effective date of a Payment Plan a Contract will not share in the divisible surplus of Northwestern Mutual.

     The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

     The amount of each variable annuity payment after the first is the sum of payments from each Division determined by multiplying this fixed number of Annuity Units each month by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

     ANNUITY UNIT VALUE The value of an Annuity Unit for each Division is established at $1.00 as of the date operations begin for that Division. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the deduction for mortality rate and expense risks assumed by Northwestern Mutual.

     The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to neutralize the Assumed Investment Rate used in calculating the annuity rate tables.

     ILLUSTRATIONS OF VARIABLE ANNUITY PAYMENTS To illustrate the manner in which variable annuity payments are determined consider this example. Item (4) in the example shows the applicable monthly payment rate for a male, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus). The example is for a Contract with sex-distinct rates.

     (1)  Assumed number of Accumulation Units in
          Balanced Division on maturity date........................................ 25,000

     (2)  Assumed Value of an Accumulation Unit in
          Balanced Division at maturity............................................. $2.000000

     (3)  Cash Value of Contract at maturity, (1) X (2)............................. $50,000

     (4)  Assumed applicable monthly payment rate per
          $1,000 from annuity rate table............................................ $5.35

     (5)  Amount of first payment from Balanced Division,
          (3) X (4) divided by $1,000............................................... $267.50

     (6)  Assumed Value of Annuity Unit in
          Balanced Division at maturity............................................. $1.500000

     (7)  Number of Annuity Units credited in
          Balanced Division, (5) divided by (6)..................................... 178.33


The $50,000 value at maturity provides a first payment from the Balanced Division of $267.50, and payments thereafter of the varying dollar value of
178.33 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 178.33 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be
178.33 multiplied by $1.501000, or $267.68.

     However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 178.33 X $1.499000, or $267.32.

     For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

                       VALUATION OF ASSETS OF THE ACCOUNT

     The value of Portfolio or Fund shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

                          TRANSFERABILITY RESTRICTIONS

     Ownership of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Code cannot be transferred except in limited circumstances involving divorce.

                                PERFORMANCE DATA

     Standardized performance data in advertisements will show the average annual total return for each Division of the Account, according to the following formula prescribed by the Securities and Exchange Commission:

                                 P(1 + T) = ERV
                    Where:
              P   = a hypothetical initial payment of $1000
              T   = average annual total return
              n   = number of years
              ERV = ending redeemable value of a hypothetical $1000
                    payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof)

Average annual total return is the annual compounded rate of return that would have produced the ending surrender value under a Contract if the owner had invested in a specified Division over the stated period and investment performance had remained constant throughout the period. The calculation assumes a single $1,000 purchase payment made at the beginning of the period and surrender of the Contract at the end of the period. It reflects a deduction for all Account, Fund and Contract level charges. The $30 annual Contract fee is reflected as 0.00% of the assets based on actual fees collected divided by average assets of the sub-account. The data will assume a minimum initial purchase payment of $50,000 and the amounts will be divided by 50 to conform the presentation to the $1,000 purchase payment assumption required by the prescribed formula.

     Advertisements with performance data may compare the average annualized total return figures for one or more of the Divisions to (1) the Standard & Poor's 500 Composite Stock Price Index, Wilshire Index, 1750 Index, EAFE Index, Merrill Lynch Domestic Master Index, Lehman Brothers High Yield Intermediate Market Index or other indices measuring performance of a relevant group of securities; (2) other variable annuity separate account tracked by Lipper Analytical Services or other ratings services; or (3) the Consumer Price Index.

                                     EXPERTS

     The financial statements of the Account as of December 31, 1999 and for each of the two years in the period ended December 31, 1999 and of Northwestern Mutual as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.

NML VARIABLE ANNUITY ACCOUNT B
Statement of Assets and Liabilities
December 31, 1999
(in thousands)


 ASSETS
   Investments at Market Value:
     Northwestern Mutual Series Fund, Inc.
       Small Cap Growth Stock
          27,193 shares (cost $37,604).......................    $   48,783
       Aggressive Growth Stock
          215,334 shares (cost $555,089).....................     1,034,844
       International Equity
          303,030 shares (cost $504,068).....................       539,533
       Index 400 Stock
          21,966 shares (cost $22,628).......................        24,446
       Growth Stock
          177,511 shares (cost $317,010).....................       471,358
       Growth and Income Stock
          308,439 shares (cost $430,942).....................       481,356
       Index 500 Stock
          399,680 shares (cost $819,803).....................     1,553,169
       Balanced
          1,297,394 shares (cost $1,973,688).................     2,882,069
       High Yield Bond
          139,784 shares (cost $147,597).....................       114,877
       Select Bond
          204,593 shares (cost $242,359).....................       231,339
       Money Market
          288,940 shares (cost $288,940).....................       288,865
     Russell Insurance Funds
       Multi-Style Equity
          2,914 shares (cost $47,148)........................        48,928
       Aggressive Equity
          1,224 shares (cost $15,133)........................        16,353
       Non-U.S.
          1,614 shares (cost $20,196)........................        22,899
       Real Estate Securities
          757 shares (cost $6,897)...........................         6,666
       Core Bond
          1,418 shares (cost $14,136)........................        13,668    $7,779,153
                                                                 ----------
   Due from Sale of Fund Shares..............................                      22,988
   Due from Northwestern Mutual Life Insurance Company.......                      14,544
                                                                               ----------
            Total Assets.....................................                  $7,816,685
                                                                               ==========

 LIABILITIES
   Due to Participants.......................................                  $   10,731
   Due to Northwestern Mutual Life Insurance Company.........                      22,988
   Due on Purchase of Fund Shares............................                      14,544
                                                                               ----------
            Total Liabilities................................                      48,263
                                                                               ----------

 EQUITY (NOTE 8)
   Contracts Issued Prior to December 17, 1981...............                     123,366
   Contracts Issued After December 16, 1981 and Prior to
     March 31, 1995..........................................                   4,739,831
   Contracts Issued On or After March 31, 1995:
     Front Load Version......................................                     956,368
     Back Load Version.......................................                   1,948,857
                                                                               ----------
            Total Equity.....................................                   7,768,422
                                                                               ----------
            Total Liabilities and Equity.....................                  $7,816,685
                                                                               ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      B- 5        Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B

           Statement of Operations                                                  SMALL CAP
               (in thousands)                                                      GROWTH STOCK           AGGRESSIVE GROWTH
                                                           COMBINED                 DIVISION#               STOCK DIVISION
                                                 ----------------------------      ------------      ----------------------------
                                                                                   EIGHT MONTHS
                                                  YEAR ENDED      YEAR ENDED          ENDED           YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,      DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                     1999            1998              1999              1999            1998
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income............................     $  529,297       $279,975          $ 1,623           $ 27,399        $29,446
  Annuity Rate and Expense Guarantees........         79,966         67,916              114              9,338          9,236
                                                  ----------       --------          -------           --------        -------
  Net Investment Income (Loss)...............        449,331        212,059            1,509             18,061         20,210
                                                  ----------       --------          -------           --------        -------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized Gain on Investments...............        206,068         88,924              152             59,354         27,122
  Unrealized Appreciation (Depreciation) of
    Investments During the Period............        384,910        521,055           11,180            227,531            650
                                                  ----------       --------          -------           --------        -------
  Net Gain (Loss) on Investments.............        590,978        609,979           11,332            286,885         27,772
                                                  ----------       --------          -------           --------        -------
  Increase (Decrease) in Equity Derived from
    Investment Activity......................     $1,040,309       $822,038          $12,841           $304,946        $47,982
                                                  ==========       ========          =======           ========        =======

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account B Financial Statements        B- 6

                                     INDEX 400
                                       STOCK
    INTERNATIONAL EQUITY DIVISION    DIVISION#        GROWTH STOCK DIVISION
    -----------------------------   ------------   ---------------------------
                                    EIGHT MONTHS
     YEAR ENDED      YEAR ENDED        ENDED        YEAR ENDED     YEAR ENDED
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        1999            1998            1999           1999           1998
------------------------------------------------------------------------------
      $ 69,655        $ 29,263         $  321        $13,945        $ 4,848
         5,699           6,000             76          4,263          2,665
      --------        --------         ------        -------        -------
        63,956          23,263            245          9,682          2,183
      --------        --------         ------        -------        -------

        78,270          17,380             14          2,979          1,471
       (44,084)        (24,915)         1,819         64,234         49,578
      --------        --------         ------        -------        -------
        34,186          (7,535)         1,833         67,213         51,049
      --------        --------         ------        -------        -------
      $ 98,142        $ 15,728         $2,078        $76,895        $53,232
      ========        ========         ======        =======        =======


           GROWTH & INCOME                  INDEX 500
           STOCK DIVISION                STOCK DIVISION
     ---------------------------   ---------------------------

      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         1999           1998           1999           1998
---  ---------------------------------------------------------
       $ 51,672       $ 3,489        $ 31,626       $ 32,261
          5,158         4,034          15,550         11,266
       --------       -------        --------       --------
         46,514          (545)         16,076         20,995
       --------       -------        --------       --------
          5,902         2,454          24,827         15,353
        (24,965)       67,034         206,443        198,764
       --------       -------        --------       --------
        (19,063)       69,488         231,270        214,117
       --------       -------        --------       --------
       $ 27,451       $68,943        $247,346       $235,112
       ========       =======        ========       ========

                                      B- 7        Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B

      Statement of Operations
          (in thousands)
                                          BALANCED DIVISION            HIGH YIELD BOND DIVISION          SELECT BOND DIVISION
                                     ----------------------------    ----------------------------    ----------------------------
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
            (CONTINUED)                  1999            1998            1999            1998            1999            1998
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income..................    $284,717        $143,628        $ 13,571        $ 13,983        $ 20,187        $14,579
  Annuity Rate and Expense
    Guarantees.....................      32,960          29,061           1,319           1,408           2,641          2,437
                                       --------        --------        --------        --------        --------        -------
  Net Investment Income (Loss).....     251,757         114,567          12,252          12,575          17,546         12,142
                                       --------        --------        --------        --------        --------        -------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized Gain (Loss) on
    Investments....................      38,856          24,370          (4,630)             87             294            687
  Unrealized Appreciation
    (Depreciation) of Investments
    During the Period..............     (29,796)        248,726          (9,614)        (18,317)        (22,857)          (465)
                                       --------        --------        --------        --------        --------        -------
  Net Gain (Loss) on Investments...       9,060         273,096         (14,244)        (18,230)        (22,563)           222
                                       --------        --------        --------        --------        --------        -------
  Increase (Decrease) in Equity
    Derived from Investment
    Activity.......................    $260,817        $387,663        $ (1,992)       $ (5,655)       $ (5,017)       $12,364
                                       ========        ========        ========        ========        ========        =======

# The initial investments in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account B Financial Statements        B- 8

                                       RUSSELL              RUSSELL           RUSSELL            RUSSELL            RUSSELL
                                  MULTI-STYLE EQUITY   AGGRESSIVE EQUITY     NON-U.S.          REAL ESTATE         CORE BOND
     MONEY MARKET DIVISION            DIVISION#            DIVISION#        DIVISION #     SECURITIES DIVISION#    DIVISION #
-------------------------------   ------------------   -----------------   -------------   --------------------   ------------
                                     EIGHT MONTHS        EIGHT MONTHS      EIGHT MONTHS        EIGHT MONTHS       EIGHT MONTHS
     YEAR ENDED     YEAR ENDED          ENDED                ENDED             ENDED              ENDED              ENDED
    DECEMBER 31,   DECEMBER 31,      DECEMBER 31,        DECEMBER 31,      DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
        1999           1998              1999                1999              1999                1999               1999
------------------------------------------------------------------------------------------------------------------------------
      $11,719         $8,478            $1,443              $   64            $  604              $ 249              $ 502
        2,547          1,809               135                  48                60                 22                 36
      -------         ------            ------              ------            ------              -----              -----
        9,172          6,669             1,308                  16               544                227                466
      -------         ------            ------              ------            ------              -----              -----

           --             --                --                 (17)              130                (62)                (1)
           --             --             1,788               1,221             2,706               (231)              (465)
      -------         ------            ------              ------            ------              -----              -----
           --             --             1,788               1,204             2,836               (293)              (466)
      -------         ------            ------              ------            ------              -----              -----
      $ 9,172         $6,669            $3,096              $1,220            $3,380              $ (66)             $  --
      =======         ======            ======              ======            ======              =====              =====

                                      B- 9        Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B

       Statement of Changes in Equity                                               SMALL CAP
               (in thousands)                                                      GROWTH STOCK           AGGRESSIVE GROWTH
                                                           COMBINED                 DIVISION#               STOCK DIVISION
                                                 ----------------------------      ------------      ----------------------------
                                                                                   EIGHT MONTHS
                                                  YEAR ENDED      YEAR ENDED          ENDED           YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,      DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                     1999            1998              1999              1999            1998
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income......................     $  449,331      $  212,059         $ 1,509          $   18,061      $  20,210
  Net Realized gain (loss)...................        206,068          88,924             152              59,354         27,122
  Net Change in unrealized appreciation
    (depreciation)...........................        384,910         521,055          11,180             227,531            650
                                                  ----------      ----------         -------          ----------      ---------
Increase (Decrease) in Equity................      1,040,309         822,038          12,841             304,946         47,982
                                                  ----------      ----------         -------          ----------      ---------

EQUITY TRANSACTIONS
  Contract Owners' Net Payments..............        836,316         804,374           5,800              62,382         94,566
  Annuity Payments...........................        (14,043)        (11,449)             (3)               (673)          (737)
  Surrenders and Other (net).................       (478,867)       (370,626)           (366)            (58,870)       (55,445)
  Transfers from Other Divisions or
    Sponsor..................................      1,766,343         812,385          38,489              64,476         57,046
  Transfers to Other Divisions or Sponsor....     (1,783,287)       (825,382)         (7,980)           (155,561)      (113,076)
                                                  ----------      ----------         -------          ----------      ---------
Increase (Decrease) in Equity Derived from
  Equity Transactions........................        326,462         409,302          35,940             (88,246)       (17,646)
                                                  ----------      ----------         -------          ----------      ---------
Net Increase (Decrease) in Equity............      1,366,771       1,231,340          48,781             216,700         30,336

EQUITY
  Beginning of Period........................      6,401,651       5,170,311              --             817,218        786,882
                                                  ----------      ----------         -------          ----------      ---------
  End of Period..............................     $7,768,422      $6,401,651         $48,781          $1,033,918      $ 817,218
                                                  ==========      ==========         =======          ==========      =========

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account B Financial Statements       B- 10

                                     INDEX 400
                                       STOCK
    INTERNATIONAL EQUITY DIVISION    DIVISION#        GROWTH STOCK DIVISION
    -----------------------------   ------------   ---------------------------
                                    EIGHT MONTHS
     YEAR ENDED      YEAR ENDED        ENDED        YEAR ENDED     YEAR ENDED
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        1999            1998            1999           1999           1998
------------------------------------------------------------------------------
      $  63,956       $  23,263       $   245        $  9,682       $  2,183
         78,270          17,380            14           2,979          1,471
        (44,084)        (24,915)        1,819          64,234         49,578
      ---------       ---------       -------        --------       --------
         98,142          15,728         2,078          76,895         53,232
      ---------       ---------       -------        --------       --------

         39,987          60,272         7,316          65,324         54,754
           (630)           (559)           (7)           (572)          (268)
        (33,344)        (33,875)         (323)        (23,057)       (12,505)
        396,413          56,567        19,597         111,147         56,084
       (449,369)       (102,582)       (4,217)        (59,550)       (28,461)
      ---------       ---------       -------        --------       --------

        (46,943)        (20,177)       22,366          93,292         69,604
      ---------       ---------       -------        --------       --------
         51,199          (4,449)       24,444         170,187        122,836

        487,983         492,432            --         300,246        177,410
      ---------       ---------       -------        --------       --------
      $ 539,182       $ 487,983       $24,444        $470,433       $300,246
      =========       =========       =======        ========       ========


           GROWTH & INCOME                  INDEX 500
           STOCK DIVISION                STOCK DIVISION
     ---------------------------   ---------------------------

      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         1999           1998           1999           1998
---  ---------------------------------------------------------
       $ 46,514       $   (545)     $   16,076     $   20,995
          5,902          2,454          24,827         15,353
        (24,965)        67,034         206,443        198,764
       --------       --------      ----------     ----------
         27,451         68,943         247,346        235,112
       --------       --------      ----------     ----------
         59,687         73,068         167,133        152,424
           (868)          (642)         (2,567)        (1,910)
        (27,142)       (19,173)        (85,802)       (53,430)
         73,083         63,150         223,692        154,924
        (74,859)       (46,768)       (169,952)      (115,601)
       --------       --------      ----------     ----------
         29,901         69,635         132,504        136,407
       --------       --------      ----------     ----------
         57,352        138,578         379,850        371,519
        423,325        284,747       1,170,970        799,451
       --------       --------      ----------     ----------
       $480,677       $423,325      $1,550,820     $1,170,970
       ========       ========      ==========     ==========

                                     B- 11        Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B

  Statement of Changes in Equity
          (in thousands)
                                          BALANCED DIVISION            HIGH YIELD BOND DIVISION          SELECT BOND DIVISION
                                     ----------------------------    ----------------------------    ----------------------------
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
            (CONTINUED)                  1999            1998            1999            1998            1999            1998
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income............   $  251,757      $  114,567       $ 12,252        $ 12,575        $ 17,546        $ 12,142
  Net Realized gain (loss).........       38,856          24,370         (4,630)             87             294             687
  Net Change in unrealized
    appreciation (depreciation)....      (29,796)        248,726         (9,614)        (18,317)        (22,857)           (465)
                                      ----------      ----------       --------        --------        --------        --------
Increase (Decrease) in Equity
  Derived from Investment
  Activity.........................      260,817         387,663         (1,992)         (5,655)         (5,017)         12,364
                                      ----------      ----------       --------        --------        --------        --------

EQUITY TRANSACTIONS
  Contract Owners' Net Payments....      228,829         220,919         14,760          40,941          27,862          33,881
  Annuity Payments.................       (7,284)         (6,278)          (308)           (301)           (729)           (570)
  Surrenders and Other (net).......     (176,628)       (153,449)        (8,909)         (8,012)        (17,847)        (13,382)
  Transfers from Other Divisions or
    Sponsor........................      130,806         103,591         17,472          39,779          38,916          50,470
  Transfers to Other Divisions or
    Sponsor........................     (181,406)       (133,506)       (42,377)        (31,044)        (50,320)        (36,471)
                                      ----------      ----------       --------        --------        --------        --------
Increase (Decrease) in Equity
  Derived from Equity
  Transactions.....................       (5,683)         31,277        (19,362)         41,363          (2,118)         33,928
                                      ----------      ----------       --------        --------        --------        --------
Net Increase (Decrease) in
  Equity...........................      255,134         418,940        (21,354)         35,708          (7,135)         46,292

EQUITY
  Beginning of Period..............    2,621,697       2,202,757        136,369         100,661         238,257         191,965
                                      ----------      ----------       --------        --------        --------        --------
  End of Period....................   $2,876,831      $2,621,697       $115,015        $136,369        $231,122        $238,257
                                      ==========      ==========       ========        ========        ========        ========

# The initial investment in this Division was made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Account B Financial Statements       B- 12

                                       RUSSELL              RUSSELL          RUSSELL             RUSSELL             RUSSELL
                                  MULTI-STYLE EQUITY   AGGRESSIVE EQUITY     NON-U.S.     REAL ESTATE SECURITIES    CORE BOND
     MONEY MARKET DIVISION            DIVISION#            DIVISION#        DIVISION #          DIVISION#           DIVISION #
-------------------------------   ------------------   -----------------   ------------   ----------------------   ------------
                                     EIGHT MONTHS        EIGHT MONTHS      EIGHT MONTHS        EIGHT MONTHS        EIGHT MONTHS
     YEAR ENDED     YEAR ENDED          ENDED                ENDED            ENDED               ENDED               ENDED
    DECEMBER 31,   DECEMBER 31,      DECEMBER 31,        DECEMBER 31,      DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
        1999           1998              1999                1999              1999                1999                1999
-------------------------------------------------------------------------------------------------------------------------------
     $   9,172      $   6,669          $ 1,308              $    16          $   544              $  227             $   466
            --             --               --                  (17)             130                 (62)                 (1)
            --             --            1,788                1,221            2,706                (231)               (465)
     ---------      ---------          -------              -------          -------              ------             -------
         9,172          6,669            3,096                1,220            3,380                 (66)                 --
     ---------      ---------          -------              -------          -------              ------             -------

       122,518         73,549           16,904                4,683            5,356               2,060               5,715
          (359)          (184)             (24)                  (3)              (6)                 (2)                 (8)
       (46,116)       (21,355)            (279)                 (12)               8                 (96)                (84)
       568,077        230,774           33,711               11,989           21,654               6,530              10,291
      (570,187)      (217,873)          (4,479)              (1,531)          (7,493)             (1,760)             (2,246)
     ---------      ---------          -------              -------          -------              ------             -------
        73,933         64,911           45,833               15,126           19,519               6,732              13,668
     ---------      ---------          -------              -------          -------              ------             -------
        83,105         71,580           48,929               16,346           22,899               6,666              13,668

       205,586        134,006               --                   --               --                  --                  --
     ---------      ---------          -------              -------          -------              ------             -------
     $ 288,691      $ 205,586          $48,929              $16,346          $22,899              $6,666             $13,668
     =========      =========          =======              =======          =======              ======             =======

                                     B- 13        Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Notes to Financial Statements
December 31, 1999

NOTE 1 -- NML Variable Annuity Account B (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual" or "Sponsor") used to fund variable annuity contracts ("contracts") for tax-deferred annuities, individual retirement annuities and non-qualified plans. Beginning March 31, 1995, two versions of the contract are offered: Front Load contracts with a sales charge up to 4% of purchase payments and Back Load contracts with a withdrawal charge of 0-8%.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share.

The Funds are open-end investment companies registered under the Investment Company Act of 1940.

NOTE 4 -- Annuity reserves are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. For variable payment plans issued prior to January 1, 1974, annuity reserves are based on the 1955 American Annuity Table with assumed interest rates of 3% or 5%. For variable payment plans issued on or after January 1, 1974 and before January 1, 1985, annuity reserves are based on the 1971 Individual Annuity Table with assumed interest rates of 3 1/2% or 5%. For variable payment plans issued on or after January 1, 1985, annuity reserves are based on the 1983 Table a with assumed interest rates of 3 1/2% or 5%.

NOTE 5 -- Dividend income from the Funds is recorded on the record date of the dividends. Transactions in Funds shares are accounted for on the trade date. The basis for determining cost on sale of the Fund shares is identified cost. Purchases and sales of the Funds shares for the period ended December 31, 1999 by each Division are shown below:

       DIVISIONS             PURCHASES         SALES
       ---------             ---------         -----
Small Cap Growth
  Stock.................    $ 38,296,546    $    845,567
Aggressive Growth
  Stock.................      34,771,762     104,562,461
International Equity....     384,796,045     367,729,044
Index 400 Stock.........      23,338,058         724,505
Growth Stock............     108,687,411       5,055,604
Growth & Income Stock...      95,275,712      18,290,526
Index 500 Stock.........     182,480,585      33,272,697
Balanced................     353,238,684     105,669,410
High Yield Bond.........      17,862,405      24,902,416
Select Bond.............      38,088,064      22,743,183
Money Market............     442,385,056     359,078,119
Russell Multi-Style
  Equity Fund...........      47,166,840          18,127
Russell Aggressive
  Equity Fund...........      15,399,751         250,029
Russell Non-U.S. Fund...      21,739,048       1,672,878
Russell Real Estate
  Securities Fund.......       7,618,762         659,336
Russell Core Bond
  Fund..................      14,168,221          31,074

NOTE 6 -- A deduction for annuity rate and expense guarantees is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued on or after March 31, 1995, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 4/10 of 1% and 1 1/4%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% and 1 1/2% annual rate, respectively.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1 1/4% of the net assets of each Division attributable to these contracts.

Notes to Financial Statements        B- 14

For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1 1/2% annual rate.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of 3/4 of 1% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1% annual rate.

Since 1995, Northwestern Mutual has paid a dividend to certain contracts. The dividend is re-invested in the Account and has been reflected as a Contract Owners' Net Deposit in the accompanying financial statements.

NOTE 7 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

                                     B- 15         Notes to Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Notes to Financial Statements
December 31, 1999
(in thousands)

NOTE 8 -- Equity Values by Division are shown below:

                                                                                                   CONTRACTS ISSUED:
                                                       CONTRACTS ISSUED:                      AFTER DECEMBER 16, 1981 AND
                                                  PRIOR TO DECEMBER 17, 1981                    PRIOR TO MARCH 31, 1995
                                            ---------------------------------------    -----------------------------------------
                                            ACCUMULATION       UNITS                   ACCUMULATION       UNITS
                DIVISION                     UNIT VALUE     OUTSTANDING     EQUITY      UNIT VALUE     OUTSTANDING      EQUITY
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock..................     $1.851783           215       $    398     $1.845580         13,315      $   24,574
Aggressive Growth Stock.................      5.679928           987          5,606      5.427804        118,954         645,659
International Equity....................      2.375600         1,529          3,632      2.297694        143,591         329,928
Index 400 Stock.........................      1.122676            66             74      1.118909          7,870           8,806
Growth Stock............................      3.099518           595          1,844      3.012947         66,688         200,927
Growth and Income Stock.................      2.600855           645          1,678      2.528256         83,677         211,557
Index 500 Stock.........................      5.146736         9,856         50,727      4.918509        165,311         813,084
Balanced................................      8.176347         5,216         42,649      7.473141        281,204       2,101,477
High Yield Bond.........................      1.563339           128            200      1.519653         25,580          38,873
Select Bond.............................      7.656679           844          6,462      6.996057         17,091         119,570
Money Market............................      2.767058         1,360          3,763      2.528768         52,169         131,923
Russell Multi-Style Equity..............      1.070614           244            261      1.067018         14,784          15,775
Russell Aggressive Equity...............      1.103591           108            119      1.099895          6,268           6,894
Russell Non-U.S. .......................      1.247160            34             42      1.242993          7,403           9,202
Russell Real Estate Securities..........      0.922768             2              2      0.919674          2,244           2,064
Russell Core Bond.......................      0.986452             2              2      0.983142          3,415           3,357
                                                                           --------                                   ----------
  Equity................................                                    117,459                                    4,663,670
  Annuity Reserves......................                                      5,907                                       76,161
                                                                           --------                                   ----------
  Total Equity..........................                                   $123,366                                   $4,739,831
                                                                           ========                                   ==========

                                                       CONTRACTS ISSUED:                           CONTRACTS ISSUED:
                                                  ON OR AFTER MARCH 31, 1995                  ON OR AFTER MARCH 31, 1995
                                                      FRONT LOAD VERSION                           BACK LOAD VERSION
                                            ---------------------------------------    -----------------------------------------
                                            ACCUMULATION       UNITS                   ACCUMULATION       UNITS
                DIVISION                     UNIT VALUE     OUTSTANDING     EQUITY      UNIT VALUE     OUTSTANDING      EQUITY
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock..................     $1.856086         5,929       $ 11,005     $1.845580          6,829      $   12,603
Aggressive Growth Stock.................      2.661899        38,181        101,634      5.427804         50,370         273,398
International Equity....................      1.964300        32,351         63,547      2.297694         59,168         135,950
Index 400 Stock.........................      1.125296         6,253          7,036      1.118909          7,577           8,478
Growth Stock............................      2.898070        29,613         85,821      3.012947         58,031         174,844
Growth and Income Stock.................      2.431081        34,269         83,311      2.528256         69,826         176,538
Index 500 Stock.........................      3.127888        64,985        203,266      4.918509         93,537         460,064
Balanced................................      2.117903       102,079        216,192      7.473141         60,554         452,529
High Yield Bond.........................      1.483036        17,636         26,155      1.519653         31,364          47,662
Select Bond.............................      1.331215        29,870         39,763      6.996057          8,674          60,684
Money Market............................      1.259407        57,765         72,750      2.528768         30,819          77,934
Russell Multi-Style Equity..............      1.073107        14,702         15,777      1.067018         15,269          16,292
Russell Aggressive Equity...............      1.106159         4,174          4,617      1.099895          4,194           4,613
Russell Non-U.S.........................      1.250059         5,811          7,264      1.242993          4,937           6,137
Russell Real Estate Securities..........      0.924920         2,829          2,617      0.919674          2,073           1,906
Russell Core Bond.......................      0.988747         5,501          5,439      0.983142          4,595           4,518
                                                                           --------                                   ----------
  Equity................................                                    946,194                                    1,914,150
  Annuity Reserves......................                                     10,174                                       34,707
                                                                           --------                                   ----------
  Total Equity..........................                                   $956,368                                   $1,948,857
                                                                           ========                                   ==========

Notes to Financial Statements        B- 16

[PRICEWATERHOUSECOOPERS LETTERHEAD]

Report of Independent Accountants

To The Northwestern Mutual Life Insurance Company and
Contract Owners of NML Variable Annuity Account B

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and of changes in equity present fairly, in all material respects, the financial position of NML Variable Annuity Account B and the Small Cap Growth Stock Division, Aggressive Growth Stock Division, International Equity Division, Index 400 Stock Division, Growth Stock Division, Growth & Income Stock Division, Index 500 Stock Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Real Estate Securities Division and Russell Core Bond Division thereof at December 31, 1999, the results of each of their operations for each of the two years on the period then ended and the changes in each of their equity for the two years or the period then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 1999 with Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds, provide a reasonable basis for the opinion expressed above.

[PRICEWATERHOUSECOOPERS LLP]

Milwaukee, Wisconsin
January 27, 2000

                                     B- 17                   Accountants' Report

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Financial Position
(in millions)

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual Life to meet its obligations under the Policies.

                                                                    DECEMBER 31,
                                                                ---------------------
                                                                 1999          1998
-------------------------------------------------------------------------------------
ASSETS
  Bonds.....................................................    $36,792       $34,888
  Common and preferred stocks...............................      7,108         6,062
  Mortgage loans............................................     13,416        12,250
  Real estate...............................................      1,666         1,481
  Policy loans..............................................      7,938         7,580
  Other investments.........................................      3,443         2,353
  Cash and temporary investments............................      1,159         1,275
                                                                -------       -------
    TOTAL INVESTMENTS.......................................     71,522        65,889
  Due and accrued investment income.........................        893           827
  Other assets..............................................      1,409         1,313
  Separate account assets...................................     12,161         9,966
                                                                -------       -------
    TOTAL ASSETS............................................    $85,985       $77,995
                                                                =======       =======
LIABILITIES AND SURPLUS
  Reserves for policy benefits..............................    $56,246       $51,815
  Policy benefit and premium deposits.......................      1,746         1,709
  Policyowner dividends payable.............................      3,100         2,870
  Interest maintenance reserve..............................        491           606
  Asset valuation reserve...................................      2,371         1,994
  Income taxes payable......................................      1,192         1,161
  Other liabilities.........................................      3,609         3,133
  Separate account liabilities..............................     12,161         9,966
                                                                -------       -------
    TOTAL LIABILITIES.......................................     80,916        73,254
  Surplus...................................................      5,069         4,741
                                                                -------       -------
    TOTAL LIABILITIES AND SURPLUS...........................    $85,985       $77,995
                                                                =======       =======

   The Accompanying Notes are an Integral Part of these Financial Statements

Consolidated Statement of Financial Position

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Operations
(in millions)

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                               1999        1998        1997
---------------------------------------------------------------------------------------------
REVENUE
  Premiums and deposits.....................................  $ 8,344     $ 8,021     $ 7,294
  Net investment income.....................................    4,766       4,536       4,171
  Other income..............................................      970         922         861
                                                              -------     -------     -------
      TOTAL REVENUE.........................................   14,080      13,479      12,326
                                                              -------     -------     -------
BENEFITS AND EXPENSES
  Benefit payments to policyowners and beneficiaries........    4,023       3,602       3,329
  Net additions to policy benefit reserves..................    4,469       4,521       4,026
  Net transfers to separate accounts........................      516         564         566
                                                              -------     -------     -------
      TOTAL BENEFITS........................................    9,008       8,687       7,921
  Operating expenses........................................    1,287       1,297       1,138
                                                              -------     -------     -------
      TOTAL BENEFITS AND EXPENSES...........................   10,295       9,984       9,059
                                                              -------     -------     -------
      GAIN FROM OPERATIONS BEFORE DIVIDENDS AND TAXES.......    3,785       3,495       3,267
Policyowner dividends.......................................    3,091       2,869       2,636
                                                              -------     -------     -------
      GAIN FROM OPERATIONS BEFORE TAXES.....................      694         626         631
Income tax expense..........................................      203         301         356
                                                              -------     -------     -------
      NET GAIN FROM OPERATIONS..............................      491         325         275
Net realized capital gains..................................      846         484         414
                                                              -------     -------     -------
      NET INCOME............................................  $ 1,337     $   809     $   689
                                                              =======     =======     =======

   The Accompanying Notes are an Integral Part of these Financial Statements

                                     B- 19  Consolidated Statement of Operations

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Changes in Surplus
(in millions)

                                                                       FOR THE YEAR ENDED
                                                                          DECEMBER 31,
                                                                --------------------------------
                                                                 1999         1998         1997
------------------------------------------------------------------------------------------------
BEGINNING OF YEAR...........................................    $4,741       $4,101       $3,515
  Net income................................................     1,337          809          689
  Increase (decrease) in net unrealized gains...............       213         (147)         576
  Increase in investment reserves...........................      (377)         (20)        (526)
  Charge-off of goodwill (Note 7)...........................      (842)          --           --
  Other, net................................................        (3)          (2)        (153)
                                                                ------       ------       ------
  NET INCREASE IN SURPLUS...................................       328          640          586
                                                                ------       ------       ------
END OF YEAR BALANCE.........................................    $5,069       $4,741       $4,101
                                                                ======       ======       ======

   The Accompanying Notes are an Integral Part of these Financial Statements

Consolidated Statement of Changes in Surplus

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Cash Flows
(in millions)

                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                -----------------------------------
                                                                 1999          1998          1997
---------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Insurance and annuity premiums............................    $ 9,260       $ 8,876       $ 8,093
  Investment income received................................      4,476         4,216         3,928
  Disbursement of policy loans, net of repayments...........       (358)         (416)         (360)
  Benefits paid to policyowners and beneficiaries...........     (4,012)       (3,572)       (3,316)
  Net transfers to separate accounts........................       (516)         (564)         (565)
  Policyowner dividends paid................................     (2,862)       (2,639)       (2,347)
  Operating expenses and taxes..............................     (1,699)       (1,749)       (1,722)
  Other, net................................................        (56)          (83)          124
                                                                -------       -------       -------
       NET CASH PROVIDED BY OPERATING ACTIVITIES............      4,233         4,069         3,835
                                                                -------       -------       -------
CASH FLOWS FROM INVESTING ACTIVITIES
  PROCEEDS FROM INVESTMENTS SOLD OR MATURED
     Bonds..................................................     20,788        28,720        38,284
     Common and preferred stocks............................     13,331        10,359         9,057
     Mortgage loans.........................................      1,356         1,737         1,012
     Real estate............................................        216           159           302
     Other investments......................................        830           768           398
                                                                -------       -------       -------
                                                                 36,521        41,743        49,053
                                                                -------       -------       -------
  COST OF INVESTMENTS ACQUIRED
     Bonds..................................................     22,849        30,873        41,169
     Common and preferred stocks............................     13,794         9,642         9,848
     Mortgage loans.........................................      2,500         3,135         2,309
     Real estate............................................        362           268           202
     Other investments......................................      1,864           567           359
                                                                -------       -------       -------
                                                                 41,369        44,485        53,887
                                                                -------       -------       -------
  Net increase (decrease) in securities lending and other...        499          (624)          440
                                                                -------       -------       -------
       NET CASH USED IN INVESTING ACTIVITIES................     (4,349)       (3,366)       (4,394)
                                                                -------       -------       -------
       NET (DECREASE) INCREASE IN CASH AND TEMPORARY
        INVESTMENTS.........................................       (116)          703          (559)
Cash and temporary investments, beginning of year...........      1,275           572         1,131
                                                                -------       -------       -------
Cash and temporary investments, end of year.................    $ 1,159       $ 1,275       $   572
                                                                =======       =======       =======

   The Accompanying Notes are an Integral Part of these Financial Statements

                                     B- 21  Consolidated Statement of Cash Flows

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Notes to Consolidated Statutory Financial Statements
December 31, 1999, 1998 and 1997

NOTE 1 -- BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company ("Company") and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company ("Subsidiary"). The Company and its Subsidiary offer life, annuity, disability income and long-term care products to the personal, business, estate and tax-qualified markets.

The consolidated financial statements have been prepared using accounting policies prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting").

In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification") guidance, which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The NAIC is now considering amendments to Codification that would also be effective upon implementation. Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas (e.g., deferred income taxes are recorded). The Office of the Commissioner of Insurance of the State of Wisconsin ("OCI") intends to adopt Codification effective January 1, 2001. The Company has not determined the potential effect of Codification, and the eventual effect of adoption could differ if changes are made prior to the effective date of January 1, 2001.

Financial statements prepared on the statutory basis of accounting vary from financial statements prepared on the basis of generally accepted accounting principles ("GAAP") primarily because on a GAAP basis: (1) policy acquisition costs are deferred and amortized, (2) investment valuations and insurance reserves are based on different assumptions, (3) funds received under deposit-type contracts are not reported as premium revenue, and (4) deferred taxes are provided for temporary differences between book and tax basis of certain assets and liabilities. The effects on the financial statements of the differences between the statutory basis of accounting and GAAP are material to the Company.

The preparation of financial statements in conformity with the statutory basis of accounting requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these estimates.

INVESTMENTS

The Company's investments are valued on the following bases:

Bonds -- Amortized cost using the interest method; loan-backed and structured securities are amortized using estimated prepayment rates and, generally, the prospective adjustment method

Common and preferred stocks -- Common stocks are carried at fair value, preferred stocks are generally carried at cost, and unconsolidated subsidiaries are recorded using the equity method

Mortgage loans -- Amortized cost

Real estate -- Lower of cost, less depreciation and encumbrances, or estimated net realizable value

Policy loans -- Unpaid principal balance, which approximates fair value

Other investments -- Consists primarily of joint venture investments which are valued at equity in ventures' net assets

Cash and temporary investments -- Amortized cost, which approximates fair value

TEMPORARY INVESTMENTS

Temporary investments consist of debt securities that have maturities of one year or less at acquisition.

NET INVESTMENT INCOME AND CAPITAL GAINS

Net investment income includes interest and dividends received or due and accrued on investments, equity in unconsolidated subsidiaries' earnings and the Company's share of joint venture income. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and costs associated with securities lending.

Realized investment gains and losses are reported in income based upon specific identification of securities sold. Unrealized investment gains and losses include changes in the fair

Notes to Consolidated Statutory Financial Statements value of common stocks and changes in valuation allowances made for bonds, preferred stocks, mortgage loans and other investments considered by management to be impaired.

INTEREST MAINTENANCE RESERVE

The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of tax, on fixed income investments resulting from changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the approximate remaining term to maturity of the investment sold.

INVESTMENT RESERVES

The Company is required to maintain an asset valuation reserve ("AVR"). The AVR establishes a general reserve for invested asset valuation using a formula prescribed by state regulations. The AVR is designed to stabilize surplus against potential declines in the value of investments. In addition, the Company maintained a $200 million voluntary investment reserve at each of December 31, 1999 and 1998 to absorb potential investment losses exceeding those considered by the AVR formula. Increases or decreases in these investment reserves are recorded directly to surplus.

SEPARATE ACCOUNTS

Separate account assets and related policy liabilities represent the segregation of funds deposited by "variable" life insurance and annuity policyowners. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of Company-managed mutual funds. Variable product policyowners also have the option to invest in a fixed interest rate annuity in the general account of the Company. Separate account assets are reported at fair value.

PREMIUM REVENUE AND OPERATING EXPENSES

Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity and disability income premiums are recognized when received by the Company. Operating expenses, including costs of acquiring new policies, are charged to operations as incurred.

OTHER INCOME

Other income includes considerations on supplementary contracts, ceded reinsurance expense allowances and miscellaneous policy charges.

BENEFIT PAYMENTS TO POLICYOWNERS AND BENEFICIARIES

Benefit payments to policyowners and beneficiaries include death, surrender and disability benefits, matured endowments and supplementary contract payments.

RESERVES FOR POLICY BENEFITS

Reserves for policy benefits are determined using actuarial estimates based on mortality and morbidity experience tables and valuation interest rates prescribed by the OCI. (See Note 3.)

POLICYOWNER DIVIDENDS

Almost all life insurance policies, and certain annuity and disability income policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies in the following fiscal year, which are accrued and charged to operations when approved.

RECLASSIFICATION

Certain financial statement balances for 1998 and 1997 have been reclassified to conform to the current year presentation.

                            Notes to Consolidated Statutory Financial Statements

NOTE 2 -- INVESTMENTS

DEBT SECURITIES

Debt securities consist of all bonds and fixed-maturity preferred stocks. The estimated fair values of debt securities are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.
Statement value, which principally represents amortized cost, and estimated fair value of the Company's debt securities at December 31, 1999 and 1998 were as follows:

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
  DECEMBER 31, 1999      VALUE       GAINS        LOSSES       VALUE
  -----------------    ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government and
  political
  obligations........   $ 3,855      $   72      $  (167)     $ 3,760
Mortgage-backed
  securities.........     7,736          65         (256)       7,545
Corporate and other
  debt securities....    25,201         249       (1,088)      24,362
                        -------      ------      -------      -------
                         36,792         386       (1,511)      35,667
Preferred stocks.....        85           2           --           87
                        -------      ------      -------      -------
     Total...........   $36,877      $  388      $(1,511)     $35,754
                        =======      ======      =======      =======

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
  DECEMBER 31, 1998      VALUE       GAINS        LOSSES       VALUE
  -----------------    ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government and
  political
  obligations........   $ 3,904      $  461      $   (11)     $ 4,354
Mortgage-backed
  securities.........     7,357         280          (15)       7,622
Corporate and other
  debt securities....    23,627       1,240         (382)      24,485
                        -------      ------      -------      -------
                         34,888       1,981         (408)      36,461
Preferred stocks.....       189           4           (1)         192
                        -------      ------      -------      -------
     Total...........   $35,077      $1,985      $  (409)     $36,653
                        =======      ======      =======      =======

The statement value and estimated fair value of debt securities by contractual maturity at December 31, 1999 is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                   STATEMENT    ESTIMATED
                                     VALUE      FAIR VALUE
                                   ---------    ----------
                                        (IN MILLIONS)
Due in one year or less..........   $   931      $   942
Due after one year through five
  years..........................     5,420        5,412
Due after five years through ten
  years..........................    11,168       10,796
Due after ten years..............    11,622       11,059
                                    -------      -------
                                     29,141       28,209
Mortgage-backed securities.......     7,736        7,545
                                    -------      -------
                                    $36,877      $35,754
                                    =======      =======

STOCKS

The estimated fair values of common and perpetual preferred stocks are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

The adjusted cost of common and preferred stock held by the Company at December 31, 1999 and 1998 was $4.9 billion and $4.3 billion, respectively.

MORTGAGE LOANS AND REAL ESTATE

Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of geographic locations and types of collateral properties.

The fair value of mortgage loans as of December 31, 1999 and 1998 was $13.2 billion and $12.9 billion, respectively. The fair value of the mortgage loan portfolio is estimated by discounting the future estimated cash flows using current interest rates of debt securities with similar credit risk and maturities, or utilizing net realizable values.

At December 31, 1999 and 1998, real estate includes $39 million and $61 million, respectively, acquired through foreclosure and $114 million and $120 million, respectively, of home office real estate.

Notes to Consolidated Statutory Financial Statements

REALIZED AND UNREALIZED GAINS AND LOSSES

Realized investment gains and losses for the years ended December 31, 1999, 1998 and 1997 were as follows:

                                     FOR THE YEAR ENDED
                                     DECEMBER 31, 1999
                              --------------------------------
                                                        NET
                                                      REALIZED
                              REALIZED    REALIZED     GAINS
                               GAINS       LOSSES     (LOSSES)
                              --------    --------    --------
                                       (IN MILLIONS)
Bonds.....................     $  219      $(404)      $ (185)
Common and preferred
  stocks..................      1,270       (255)       1,015
Mortgage loans............         22        (12)          10
Real estate...............         92         --           92
Other invested assets.....        308       (189)         119
                               ------      -----       ------
                               $1,911      $(860)       1,051
                               ======      =====       ------
Less: Capital gains
  taxes...................                                244
Less: IMR (losses)
  gains...................                                (39)
                                                       ------
Net realized capital
  gains...................                             $  846
                                                       ======

                                     FOR THE YEAR ENDED
                                     DECEMBER 31, 1998
                              --------------------------------
                                                        NET
                                                      REALIZED
                              REALIZED    REALIZED     GAINS
                               GAINS       LOSSES     (LOSSES)
                              --------    --------    --------
                                       (IN MILLIONS)
Bonds.....................     $  514      $(231)      $  283
Common and preferred
  stocks..................        885       (240)         645
Mortgage loans............         18        (11)           7
Real estate...............         41         --           41
Other invested assets.....        330       (267)          63
                               ------      -----       ------
                               $1,788      $(749)       1,039
                               ======      =====       ------
Less: Capital gains
  taxes...................                                358
Less: IMR (losses)
  gains...................                                197
                                                       ------
Net realized capital
  gains...................                             $  484
                                                       ======

                                     FOR THE YEAR ENDED
                                     DECEMBER 31, 1997
                              --------------------------------
                                                        NET
                                                      REALIZED
                              REALIZED    REALIZED     GAINS
                               GAINS       LOSSES     (LOSSES)
                              --------    --------    --------
                                       (IN MILLIONS)
Bonds.....................     $  518      $(269)       $249
Common and preferred
  stocks..................        533       (150)        383
Mortgage loans............         14        (14)         --
Real estate...............        100         (2)         98
Other invested assets.....        338       (105)        233
                               ------      -----        ----
                               $1,503      $(540)        963
                               ======      =====        ----
Less: Capital gains
  taxes...................                               340
Less: IMR (losses)
  gains...................                               209
                                                        ----
Net realized capital
  gains...................                              $414
                                                        ====

Changes in unrealized net investment gains and losses for the years ended December 31, 1999, 1998 and 1997 were as follows:

                                    FOR THE YEAR ENDED
                                       DECEMBER 31,
                                  ----------------------
                                  1999     1998     1997
                                  ----     ----     ----
                                      (IN MILLIONS)
Bonds.........................    $(178)   $ (97)   $ 43
Common and preferred stocks...      415       29     528
Mortgage loans................      (10)     (16)     (7)
Real estate...................       (2)      --      --
Other.........................      (12)     (63)     12
                                  -----    -----    ----
                                  $ 213    $(147)   $576
                                  =====    =====    ====

SECURITIES LENDING

The Company has entered into securities lending agreements whereby certain securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities as collateral, calculated on a daily basis in the form of either cash or securities. Collateral assets received and related liability due to counterparties of $2.1 billion and $1.5 billion, respectively, are included in the consolidated statements of financial position at December 31, 1999 and 1998, and approximate the statement value of securities loaned at those dates.

INVESTMENT IN MGIC

The Company owns 11.3% (11.9 million shares) of the outstanding common stock of MGIC Investment Corporation ("MGIC"). This investment is accounted for using the equity method. At December 31, 1999 and 1998, the fair value of the Company's investment in MGIC exceeded the statement value of $201 million and $180 million, respectively, by $518 million and $296 million, respectively.

In August 1998, the Company delivered 8.9 million shares of MGIC to a brokerage firm to settle a forward contract. In conjunction with the settlement, the Company recorded a $114 million realized gain.

DERIVATIVE FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions to reduce its exposure to fluctuations in interest rates, foreign currency exchange rates and market volatility. These hedging strategies include the use of forwards, futures, options and swaps.

                            Notes to Consolidated Statutory Financial Statements

The Company held the following positions for hedging purposes at December 31, 1999 and 1998:

                                                NOTIONAL AMOUNTS
                                           ---------------------------
                                           DECEMBER 31,   DECEMBER 31,
     DERIVATIVE FINANCIAL INSTRUMENT           1999           1998                     RISKS REDUCED
     -------------------------------       ------------   ------------                 -------------
                                                  (IN MILLIONS)
Foreign Currency
  Forward Contracts......................      $967           $601       Currency exposure on foreign-denominated
                                                                         investments
Common Stock Futures.....................       620            657       Stock market price fluctuation.
Bond Futures.............................        50            379       Bond market price fluctuation.
Options to acquire Interest Rate Swaps...       419            419       Interest rates payable on certain annuity
                                                                         and insurance contracts.
Foreign Currency and
  Interest Rate Swaps....................       203             94       Interest rates on variable rate notes and
                                                                         currency exposure on foreign-denominated
                                                                         bonds.
Default Swaps............................        52             --       Default exposure on certain bond
                                                                         investments.

The notional or contractual amounts of derivative financial instruments are used to denominate these types of transactions and do not represent the amounts exchanged between the parties.

In addition to the use of derivatives for hedging purposes, equity swaps were held for investment purposes during 1999 and 1998. The notional amount of equity swaps outstanding at December 31, 1999 and 1998 was $136 million and $138 million, respectively.

Foreign currency forwards, foreign currency swaps, stock futures and equity swaps are reported at fair value. Resulting gains and losses on these contracts are unrealized until expiration of the contract. There is no statement value reported for interest rate swaps, bond futures and options to acquire interest rate swaps prior to the settlement of the contract, at which time realized gains and losses are deferred to IMR. Changes in the value of derivative instruments are expected to offset gains and losses on the hedged investments. During 1999 and 1998, net realized and unrealized gains on investments were partially offset by net realized losses of $55 million and $104 million, respectively, and net unrealized gains (losses) of $17 million and $(58) million, respectively, on derivative instruments. The effect of derivative instruments in 1997 was not material to the Company's results of operations.

NOTE 3 -- RESERVES FOR POLICY BENEFITS

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method with interest rates ranging from 3 1/2% to 5 1/2%. Other life policy reserves are primarily based on the net level premium method employing various mortality tables at interest rates ranging from 2% to 4 1/2%.

Deferred annuity reserves on contracts issued since 1985 are valued primarily using the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present values of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%.

Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, a 3% to 4% interest rate and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present values of expected benefit payments primarily using the 1985 CIDA (modified for Company experience in the first four years of disability) with interest rates ranging from 3% to 5 1/2%.

Use of these actuarial tables and methods involves estimation of future mortality and morbidity. Actual future experience could differ from these estimates.

NOTE 4 -- EMPLOYEE AND AGENT BENEFIT PLANS

The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and agents. The expense associated with these plans is generally recorded by the Company in the period contributions are funded. As of Notes to Consolidated Statutory Financial Statements

January 1, 1999, the most recent actuarial valuation date available, the qualified defined benefit plans were fully funded. The Company recorded a liability of $109 million and $98 million for nonqualified defined benefit plans at December 31, 1999 and 1998, respectively. In addition, the Company has a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for all full-time agents. The Company's contributions are expensed in the period contributions are made to the plans. The Company recorded $31 million, $29 million and $27 million of total expense related to its defined benefit and defined contribution plans for the years ended December 31, 1999, 1998 and 1997, respectively. The defined benefit and defined contribution plans' assets of $2.2 billion and $1.9 billion at December 31, 1999 and 1998, respectively, were primarily invested in the separate accounts of the Company.

In addition to pension and retirement benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Postretirement benefit costs for the years ended December 31, 1999, 1998 and 1997 were a net expense (benefit) of $5.0 million, $1.8 million and ($1.3) million, respectively.

                            DECEMBER 31,         DECEMBER 31,
                                1999                 1998
                         ------------------   ------------------
Unfunded postretirement
  benefit obligation
  for retirees and
  other fully eligible
  employees (Accrued in
  statement of
  financial
  position)............  $40 million          $35 million
Estimated
  postretirement
  benefit obligation
  for active non-vested
  employees (Not
  accrued until
  employee vests)......  $68 million          $56 million
Discount rate..........  7%                   7%
Health care cost trend   10% to an ultimate   10% to an ultimate
  rate.................  5%, declining 1%     5%, declining 1%
                         for 5 years          for 5 years

If the health care cost trend rate assumptions were increased by 1%, the accrued postretirement benefit obligation as of December 31, 1999 and 1998 would have been increased by $6 million and $5 million, respectively.

At December 31, 1999 and 1998, the recorded postretirement benefit obligation was reduced by $28 million and $23 million, respectively, for health care benefit plan assets. These assets were primarily invested in the separate accounts of the Company.

NOTE 5 -- REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding to reinsurers under excess coverage and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life and $35 million maximum of coverage per joint life. The Company has an excess reinsurance contract for disability income policies with retention limits varying based upon coverage type.

The amounts shown in the accompanying consolidated financial statements are net of reinsurance. Reserves for policy benefits at December 31, 1999 and 1998 were reported net of ceded reserves of $584 million and $518 million, respectively. The effect of reinsurance on premiums and benefits for the years ended December 31, 1999, 1998 and 1997 was as follows:

                                1999     1998     1997
                               ------   ------   ------
                                    (IN MILLIONS)
Direct premiums and
  deposits...................  $8,785   $8,426   $7,647
Premiums ceded...............    (441)    (405)    (353)
                               ------   ------   ------
Net premium and deposits.....  $8,344   $8,021   $7,294
                               ======   ======   ======
Benefits to policyowners and
  beneficiaries..............   9,205   $8,869   $8,057
Benefits ceded...............    (197)    (182)    (136)
                               ------   ------   ------
Net benefits to policyowners
  and beneficiaries..........  $9,008   $8,687   $7,921
                               ======   ======   ======

In addition, the Company received $133 million, $121 million and $115 million for the years ended December 31, 1999, 1998 and 1997, respectively, from reinsurers representing allowances for reimbursement of commissions and other expenses. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition

                            Notes to Consolidated Statutory Financial Statements
of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

NOTE 6 -- INCOME TAXES

Provisions for income taxes are based on current income tax payable without recognition of deferred taxes. The Company files a consolidated life-nonlife federal income tax return. Federal income tax returns for years through 1995 are closed as to further assessment of tax. Adequate provision has been made in the financial statements for any additional taxes, which may become due with respect to the open years.

The Company's taxable income can vary significantly from gain from operations before taxes due to differences between book and tax valuation of assets and liabilities (e.g., investments and policy benefit reserves). The Company pays a tax that is assessed only on the surplus of mutual life insurance companies ("equity tax"), and also, the Company must capitalize and amortize, as opposed to immediately deducting, an amount deemed to represent the cost of acquiring new business ("DAC tax").

The Company's effective tax rate on gains from operations before taxes for the years ended December 31, 1999, 1998 and 1997 was 29%, 48%, and 56% respectively. In 1999, the effective rate was less than the federal corporate rate of 35% due primarily to differences between book and tax investment income. In 1998 and 1997, the effective rate was greater than 35% due primarily to the equity tax and DAC tax.

NOTE 7 -- RELATED PARTY TRANSACTIONS

The Company acquired Frank Russell Company ("Frank Russell") effective January 1, 1999 for a purchase price of approximately $950 million. Frank Russell is a leading investment management and consulting firm, providing investment advice, analytical tools and investment vehicles to institutional and individual investors in more than 30 countries. This investment is accounted for using the equity method and is included in common stocks in the consolidated statement of financial position. In 1999, the Company charged-off directly from surplus approximately $842 million, representing the total goodwill associated with the acquisition. The Company has received permission from the OCI for this charge-off. The Company has unconditionally guaranteed certain debt obligations of Frank Russell, including $350 million of senior notes and up to $150 million of other credit facilities.

During 1999, the Company transferred appreciated equity investments to a wholly-owned subsidiary as a capital contribution to the subsidiary. A realized capital gain of $287 million was recorded on this transaction based on the fair value of the assets upon transfer.

NOTE 8 -- CONTINGENCIES

The Company has guaranteed certain obligations of its other affiliates. These guarantees totaled approximately $101 million at December 31, 1999 and are generally supported by the underlying net asset values of the affiliates.

In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $1.9 billion at December 31, 1999 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the Company's financial position.

Notes to Consolidated Statutory Financial Statements

[PRICEWATERHOUSECOOPERS LLP - LETTERHEAD]

R EPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 1999 and 1998, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 1999 and 1998, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 1999 because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles referred to in the preceding paragraph and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 1999 and 1998 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, on the basis of accounting described in Note 1.

/s/ PriceWaterhousecoopers LLP
January 24, 2000

Accountants' Report                  B- 29